UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

ADEIA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, May 25, 2023

10:00 a.m., Pacific Time

The 2023 Annual Meeting of the Stockholders (“Annual Meeting”) of Adeia Inc. (formerly known as Xperi Holding Corporation) (the “Company”) will be held on Thursday, May 25, 2023 at 10:00 a.m. Pacific Time. The Annual Meeting will be held virtually, via live webcast. In order to attend you must register in advance at www.viewproxy.com/adea/2023. To provide a safe, consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. Stockholders virtually attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate in the Annual Meeting, where you will be able to listen to the meeting live, submit questions and vote. We recommend that you log in a few minutes before the Annual Meeting on May 25, 2023 to ensure you are logged in when the Annual Meeting starts.

The Annual Meeting will be held for the following purposes.

1.
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To hold an advisory vote to approve the compensation of our named executive officers as described in the proxy statement;
3.
To conduct a non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation;
4.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors (“Board”) has fixed the close of business on March 27, 2023 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our annual meeting materials. On or about April 12, 2023, a Notice of Internet Availability of Proxy Materials (the "Notice") was mailed to our stockholders containing instructions on how to access our 2023 Proxy Statement and our 2022 Annual Report on Form 10-K, and how to vote online. The Notice also included instructions on how you can receive a copy of your annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your annual meeting materials by mail, the notice of annual meeting, proxy statement from the Board of Directors, proxy card and annual report will be enclosed. If you choose to receive your annual meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at http://investors.adeia.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors
Adeia Inc. /s/ Kevin Tanji KEVIN TANJI Secretary San Jose, California
April 12, 2023

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Adeia Inc.
3025 Orchard Parkway
San Jose, CA 95134

PROXY STATEMENT FOR THE ANNUAL MEETING

OF STOCKHOLDERS
TO BE HELD ON May 25, 2023

This proxy statement is furnished in connection with the solicitation of proxies for use prior to or at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Adeia Inc. (together with its subsidiaries, herein referred to as the “Company” or “Adeia”), a Delaware corporation, to be held at 10:00 a.m. Pacific Time on Thursday, May 25, 2023 and at any adjournments or postponements thereof for the following purposes:

•
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
•
To hold an advisory vote to approve the compensation of our named executive officers as described in the proxy statement;
•
To conduct a non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation;
•
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
•
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We made this proxy statement and accompanying form of proxy available to stockholders beginning on April 12, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on
May 25, 2023:

This proxy statement, form of proxy and the Company’s 2022 Annual Report on Form 10-K are available electronically at http://www.proxyvote.com and on our website at http://investors.adeia.com.

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ANNUAL MEETING SUMMARY

Voting Matters	Board Vote Recommendation	Page Reference (for more detail)
Proposal 1 – Election of Directors	FOR	16
Proposal 2 – Advisory Vote to Approve Executive Compensation	FOR	65
Proposal 3 – Non-binding Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	"1 YEAR" option	66
Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	67

ABOUT THE MEETING

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on: (1) the election of five directors; (2) the compensation of our named executive officers, on an advisory (non-binding) basis; (3) the frequency of future advisory votes on executive compensation, on an advisory (non-binding) basis; (4) the ratification of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year 2023; and (5) any other business that may properly come before the meeting.

Who is Entitled to Vote?

Only holders of record of our common stock as of the close of business on March 27, 2023 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. No cumulative voting is permitted for the election of directors. At the close of business on March 27, 2023, there were 106,285,190 shares of common stock issued and outstanding.

What are the Board of Directors’ Recommendations on the Proposals?

The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board unanimously recommends a vote FOR each nominee for director; FOR advisory approval of the compensation of our named executive officers; recommending a vote every 1 YEAR on the frequency of future non-binding advisory votes on executive compensation; and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company.

How do I Vote My Shares at the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any holder of record of shares of our common stock can attend the virtual Annual Meeting live online. In order to attend you must register in advance at www.viewproxy.com/adea/2023. The Annual Meeting will start at 10:00 a.m. Pacific Time on Thursday, May 25, 2023. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock or included with your voting instruction card and voting instructions received from your broker, bank or other agent if your shares of common stock are held in “street name.” Instructions on how to attend and participate online are available at www.viewproxy.com/adea/2023. We recommend that you log in a few minutes before 10:00 a.m. Pacific time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet, by telephone or online during the Annual Meeting.

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Instructions for voting by proxy over the Internet or by mail are set forth on the Notice of Internet Availability of Proxy Materials mailed to you, or on the proxy card mailed to you if you chose to receive materials by mail. Instructions for voting by proxy by telephone are available on the Internet site identified on the Notice of Internet Availability of Proxy Materials or on the proxy card mailed to you if you chose to receive materials by mail. The Internet and telephone voting facilities will close at 11:59 pm Eastern Daylight Time on May 24, 2023. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

If you sign and return a proxy card by mail but do not give voting instructions, your shares will be voted (1) FOR ALL of the five (5) nominees named in Proposal No. 1 in this proxy statement; (2) FOR the approval of compensation of our named executive officers (NEOs) as disclosed in this proxy statement; (3) for recommending a vote of 1 YEAR on the frequency of future non-binding advisory votes on executive compensation; (4) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2023; and (5) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.viewproxy.com/adea/2023, starting at 10:00 a.m. Pacific Time on Thursday, May 25, 2023. The webcast will open 15 minutes before the start of the Annual Meeting.

If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote online during the Annual Meeting, you must follow the instructions from your broker, bank or other agent and will need to obtain a proxy issued in your name from that record holder.

Can I Change My Vote After I Return My Proxy Card?

Yes, any proxy may be revoked at any time before it is exercised by filing with the Company’s Secretary an instrument revoking it or by submitting prior to the time of the annual meeting a duly executed proxy bearing a later date. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Annual Meeting virtually and desire to vote at the Annual Meeting are requested to so notify the Secretary in writing prior to the time of the Annual Meeting. Attending the meeting will not revoke your proxy unless you specifically request it. We request that all such written notices of revocation to the Company be addressed to Kevin Tanji, Secretary, Adeia Inc., at the address of our principal executive offices at 3025 Orchard Parkway, San Jose, California 95134. Our telephone number is (408) 473-2500. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

If you are a beneficial owner of shares of our common stock as of the Record Date and your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What Does it Mean if I Get More than One Proxy Card?

If your shares are registered differently or are in more than one account, you may receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.

What Does “Householding” Mean and How Does it Affect Me?

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We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Annual Report on Form 10-K and proxy statement, if they have elected to receive proxy materials by mail. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well. Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

If you are a registered stockholder that has requested to receive proxy materials by mail and you have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Annual Report on Form 10-K and proxy statement for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householding mailing this year, and you would like to receive additional copies of our Annual Report on Form 10-K and proxy statement mailed to you, please call Investor Relations at (408) 473-2500, send an e-mail request to IR@adeia.com, or write to c/o Investor Relations, Adeia Inc., 3025 Orchard Parkway, San Jose, CA 95134, and we will promptly deliver the requested copy.

Registered stockholders that have requested to receive proxy materials by mail and have not consented to householding will continue to receive copies of our Annual Reports on Form 10-K and our proxy statements for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of the Annual Reports on Form 10-K and proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

What is a Quorum?

A quorum of stockholders is necessary to take action at the Annual Meeting. Stockholders representing a majority of the outstanding shares of our common stock present by virtual attendance or represented by proxy will constitute a quorum. We will appoint an election inspector for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or by virtual attendance at the Annual Meeting.

What Vote is Required to Approve Each Proposal?

Proposal 1-Election of Directors

The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. The voting standard is discussed further under the section entitled “Proposal No. 1-Election of Directors-Required Vote and Board of Directors Recommendation."

Proposal 2-Advisory Vote to Approve Executive Compensation

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to approve the non-binding advisory executive compensation proposal. Abstentions have the same effect as negative votes on this proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Proposal 3-Advisory Vote to Approve Frequency of Future Advisory Votes on Executive Compensation

The option of “1 YEAR,” “2 YEARS” or “3 YEARS” that receives the most votes of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is the option selected for the non-binding advisory frequency of advisory compensation votes on executive compensation proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

Proposal 4-Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public

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accounting firm. Abstentions have the same effect as negative votes on this proposal. As discussed below, we do not expect to have any broker non-vote for this proposal because Proposal 4 is considered a “routine” matter for which the broker has the discretionary authority to vote on behalf of the beneficial owners.

What are Broker Non-Votes?

If your shares are held by a broker, bank or other stockholder of record, in nominee name or otherwise (typically referred to as being held in “street name”) and you do not instruct your broker how to vote your shares, your broker will not have discretion to vote your shares on any of the non-routine matters. A broker non-vote occurs when a broker, bank or other stockholder of record, exercising its fiduciary powers submits a proxy for the Annual Meeting but does not vote on a particular proposal because such holder does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters but not on non-routine matters. At the Annual Meeting, Proposal 1 (Election of Director), Proposal 2 (Executive Compensation) and Proposal 3 (Frequency Vote on Executive Compensation) are considered non-routine matters, and therefore brokers do not have the discretion to vote and broker non-votes may occur. Proposal 4, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, is treated as a routine matter; therefore we do not expect any broker non-votes for Proposal 4.

Broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum. We encourage you to provide instructions to your broker regarding the voting of your shares.

What Happens if I Abstain?

Proxies marked “abstain” will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, they will be treated as a “no” or “none” vote depending upon the matter to be voted upon. Please see “What vote is required to approve each proposal?” above for the specific result of an abstention vote.

How Will Adeia Solicit Proxies?

We have retained Broadridge to assist in the distribution of proxy materials. The costs and expenses of preparing and mailing proxy solicitation materials for the Annual Meeting and other costs of the proxy solicitation will be borne by us. We expect to pay a fee in the amount of approximately $25,000 to Alliance Advisors as our proxy solicitor. Certain of our officers, employees and third parties may also solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors’ recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to officers, directors or regular employees for such services. We may pay fees to other third-party solicitors. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References to “Adeia,” “we,” “us” and “our” refer to Adeia Inc. (formerly known as Xperi Holding Corporation) and its consolidated subsidiaries. References to “SpinCo” refer to “Xperi Inc.”, which was separated from Adeia on October 1, 2022. References to “GAAP” refer to generally accepted accounting principles in the United States of America. References to “RSUs” refer to time-based vesting restricted stock units. References to “PSUs” refer to company-designated performance-based vesting restricted stock units.

Background of Adeia

Adeia is a leading research and development (R&D) and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolio powers the connected devices that touch the lives of millions of people around the world every day as they live, work and play.

On October 1, 2022, our product business was separated through a tax-efficient spin-off transaction (the “Separation”) and became an independent, publicly traded company named Xperi Inc. (“SpinCo”). We retain no ownership interest in SpinCo. Following the Separation, we retained our IP licensing business, changed our name to Adeia Inc. and began trading on the Nasdaq under the symbol “ADEA."

Impact of Business Separation

As a result of the Separation, SpinCo received or retained over 95% of the pre-Separation employees, over 50% of the pre-Separation revenue generators and approximately 70% of the pre-Separation operating expenses. Given the significance of the operations of SpinCo, the Separation impacted almost every aspect of the Company’s business operations, including the Company’s systems, procedures, leadership, corporate governance, ESG assessments and goals and financial performance. In evaluating the Company’s performance and executive compensation, the Company’s management team, Board, and Compensation Committee took into account these substantial changes during 2022.

Given that completion of the Separation significantly changed the focus of the Company’s business and operations, the Separation also resulted in significant changes to our board of directors (“Board”), executive management, corporate goals and performance. Accordingly, and in accordance with the rules and regulations of the Securities and Exchange Commission, the disclosures contained in this Proxy Statement include information regarding our Board, executive compensation and operations during the entirety of 2022, which includes both pre- and post-Separation. We have summarized the more significant changes from the Separation below. When considering the matters to be voted on in this Proxy Statement, our Board and management team encourage our stockholders to take these significant changes into account.

Changes to the Board

Prior to the Separation, our Board consisted of eight members: Ms. Darcy Antonellis, Ms. Laura Durr, Mr. David Habiger, Mr. Jon Kirchner, Mr. Daniel Moloney, Ms. Tonia O’Connor, Mr. Raghavendra Rau and Mr. Christopher Seams. Messrs. Habiger, Kirchner and Seams, and Ms. Antonellis and Ms. Durr resigned from our Board in connection with the Separation and were appointed to join SpinCo’s Board. Following the Separation, Messrs. Moloney and Rau and Ms. O’Conner remained as members of our Board and Mr. Davis and Ms. Molina were appointed to our Board effective October 1, 2022. Given the significant changes in our Board post-Separation, our committee composition and leadership are almost entirely new. For example, Mr. Moloney was appointed as our Non-Executive Chairman of our Board on October 1, 2022, taking over from Mr. Habiger when he resigned to join SpinCo’s Board in connection with the Separation. In addition, the chairs of all three of our Board committees changed as of October 1, 2022, with Mr. Moloney being appointed as Chair of the Compensation Committee, Ms. Molina being appointed as Chair of the Audit Committee and Mr. Rau being appointed as Chair of the Nominating and Corporate Governance Committee. We believe our current Board composition aligns well with the needs of a business focused on IP licensing.

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Changes to our Executive Officers

In addition, as part of the Separation, in order to align our and SpinCo’s executives with the businesses that best matched their strengths, all of our executive officers immediately prior to the completion of the Separation, other than Mr. Davis, resigned to join the executive management team of SpinCo. As a result, upon completion of the Separation, the Board appointed a completely new slate of executive officers, with the experience and expertise required to execute for a business focused on IP licensing. Mr. Davis, who was previously the President of our IP Licensing business and Chief Legal Officer, was appointed as President and CEO of the Company. Mr. Dana Escobar, Mr. Keith Jones, Dr. Mark Kokes, and Mr. Tanji became executive officers of the Company at the time of Separation.

Because of the timing of the completion of the Separation at the beginning of the fourth quarter of 2022, the SEC disclosure rules require us to present information about certain of our pre- and post-Separation executive officers, including compensation information of the Named Executive Officers (“NEOs”) both pre- and post-Separation. None of the pre-Separation NEOs continued on with the Company following the Separation. Because our post-Separation NEOs were appointed to their current roles late in 2022, their compensation includes initial grants, sign-on bonuses and other compensation that we do not anticipate recurring in future years. As such, the compensation disclosures presented in this Proxy Statement may not be indicative of the compensation amounts that we will award to executive officers for 2023 and beyond.

Impact on Equity Based Compensation

As is customary in connection with a separation transaction, outstanding equity awards for executives and employees were either allocated to the employee’s employer following the Separation, or adjusted to ensure that the employee did not suffer a diminution in value from the Separation, as it was a significant corporate event that had a material impact on the trading price of our stock. To effectuate those allocations and adjustments, we and SpinCo entered into an employee matters agreement, dated October 1, 2022, (the “Employee Matters Agreement”). Except for the performance stock units (“PSUs”) granted by the Company in 2022 (“2022 PSUs”) and Restricted Stock Units (“RSUs”) granted by the Company in 2022 to certain executives (the “Key RSU Awards”) (as described below), all outstanding equity awards immediately prior to the Separation held by the Company’s employees and non-employee directors were converted into adjusted awards of both the Company and SpinCo. The equity awards were adjusted based on the following principles:

•
For each award, the intent was to maintain the economic value of those awards pre- and post-Separation;
•
Other than the 2022 PSUs and the Key RSU Awards, the equity awards were converted into adjusted awards of both the Company and SpinCo, subject to the same terms and conditions in effect prior to the Separation; and
•
With respect to the 2022 PSUs and Key RSU Awards, each holder’s equity award was concentrated in his or her employer, such that with respect to such awards the Company’s employees hold only the Company’s equity awards post-Separation, and SpinCo’s employees hold only SpinCo’s awards post-Separation.

This Proxy Statement reflects the adjustments made in connection with the treatment of outstanding equity awards in connection with the Separation. For example, 2022 PSUs for our pre-Separation NEOs that joined SpinCo were cancelled and converted into equivalent SpinCo PSU awards. Further, the 2022 PSU Awards and Key RSU Awards for Messrs. Davis, Jones, and Tanji were equitably adjusted to reflect the commensurate value of the Company’s stock post-Separation. As such, the disclosures relating to the equity compensation presented in this Proxy Statement may not be indicative of the equity compensation that we will award to executive officers in 2023 and beyond.

Business Highlights

2022 was a transformational year for the Company, driven by the impacts of the Separation on our business, which allowed us to focus on our IP licensing business. Our 2022 total revenue from continuing operations was $438.9 million, representing a 12% increase from the prior year. In 2022, we continued to execute new and renewal license agreements across multiple verticals, which included the following:

•
Micron, an American producer of computer memory and computer data storage, entered into a license for the Company’s hybrid bonding and semiconductor portfolio, resulting in the Company now having more than 90% of the DRAM memory market under license
•
Samsung signed a long-term license renewal to the Company’s media portfolio for its Smart TVs and related offerings

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•
A leading consumer electronics and OTT service provider signed a significant long-term renewal that includes a license to the Company’s media and semiconductor portfolios
•
Two leading social media companies signed multi-year license agreements to the Company’s media portfolio
•
Philo, a leading entertainment focused TV streaming service, signed a new multi-year deal to the Company’s media portfolio
•
Frndly TV, one of the most affordable pay-TV streaming services, signed a new multi-year license to the Company’s media portfolio
•
SkyWater Technology, a U.S.-investor-owned semiconductor manufacturer, signed a technology license agreement for access to the Company’s ZiBond® direct bonding and DBI® hybrid bonding technology
•
LAPIS Technology, a ROHM Semiconductor Group subsidiary, entered into an agreement for access to the Company’s DBI® Ultra die-to-wafer hybrid bonding technology and foundational hybrid bonding portfolio
•
Additionally, the Company signed numerous renewals and new agreements across multiple media verticals and geographical regions, including with Foxtel, Qorvo, Fetch TV, SONIFI Solutions and Naver

Governance Highlights

We are committed to high standards of corporate governance, and as part of the Separation, undertook to ensure that we remain committed to these ideals. The Company’s corporate governance program continues to feature the following:

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an independent chairman of the Board;
•
all of our directors, other than our CEO, are independent;
•
majority voting for election of directors in uncontested elections;
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a diverse Board with broad industry experience, backgrounds, and technical and financial expertise, that fully complies with Nasdaq’s board diversity requirements;
•
we have no stockholder rights plan in place;
•
regularly updated charters for each of the Board’s committees, which clearly establish the roles and responsibilities of each such committee;
•
regular executive sessions among our independent directors;
•
a Board that enjoys unrestricted access to the Company’s management, employees and professional advisers;
•
each director nominee attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time such director served on the Board or committees;
•
a clear Code of Business Conduct and Ethics that is reviewed regularly for best practices;
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a clear set of Corporate Governance Guidelines that is reviewed regularly for best practices;
•
a clawback policy that provides that our Compensation Committee or Board of Directors may require the forfeiture, recovery or reimbursement of incentive compensation from an executive officer in the event of restatement of the Company’s financial results due to its material noncompliance with any financial reporting requirement under United States securities laws (the Company intends to adopt a revised clawback policy regarding accounting restatements in accordance with the SEC’s adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 once such final rule is implemented by Nasdaq);
•
policy prohibiting hedging, pledging or shorting of company stock by all employees and directors;
•
the Compensation Committee’s engagement of an independent compensation consultant; and
•
minimum stock ownership requirement to ensure that our directors and executives remain aligned with the interests of the Company and its stockholders.

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Environmental and Social Impact

We remain focused on responsible business conduct related to our environmental and social impact and the manner in which we manage our business. To further understand our environmental and social impact and formalize our commitment to sustainability, we previously engaged an independent consulting firm and commenced a materiality assessment to determine the ESG issues that mattered most to our business and our stakeholders in January of 2021. The outcomes of this assessment further informed our future direction and priorities.

Using insights from our 2021 materiality assessment, prior to the Separation, we developed an ESG program and report around three key focus areas: Culture & Belonging, Community Impact, and Resilience. We also built strategic plans for each focus area and worked with teams across the company to do so. This ESG strategy helped us plan for the future by identifying opportunities and emerging issues, as well as potential risks and blind spots and allowed us to evolve this strategy as we went - sharing targets, disclosures, progress and learning on a regular basis moving forward.

On October 1, 2022, following completion of the Separation, we adopted an initial ESG statement for our standalone Adeia business, which notes our commitment to sustainability and its impact on the environment and society, as well as ethical and corporate governance considerations. Given the substantial change in our post-Separation operations and ESG footprint, we have engaged an independent consulting firm to advise us on ESG matters. We intend to regularly revisit and update our ESG statement to ensure it evolves with changes in industry demands and regulations, and we are currently in the process of developing a new ESG report highlighting the IP licensing business post-separation.

Workforce & Board Diversity

We have demonstrated support and commitment to developing a culture of non-discrimination and embracing diversity and inclusion throughout our workforce. To that end, we fully comply with the board diversity requirements defined in Nasdaq Rule 5606, as demonstrated below.

Board Diversity Matrix for Adeia Inc. As of April 12, 2023

Total number of Directors	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	3
Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

13 | ADEIA - Proxy Statement

Board Nominees

Name	Age	Director Since (1)	Experience/Qualification	Independent		Independent Committee Memberships	Other Current Board Memberships
				Yes	No
Paul E. Davis	48	2022	• Chief Executive Officer and Chief Legal Officer expertise • Extensive experience in digital media and entertainment • Extensive IP licensing experience		✓	• None	• None
V Sue Molina	74	2022	• Extensive experience in public accounting • Extensive experience in auditing and tax	✓		• Audit Committee Chair • Compensation Committee	• Samba TV, Inc. (private)
Daniel Moloney	63	2020	• Extensive executive management, leadership and technological expertise and experience • Extensive experience in telecommunications, technology and technology-enabled business service	✓		• Compensation Committee Chair • Nominating and Corporate Governance Committee	• Digital River (private)
Tonia O’Connor	53	2021	• Extensive executive management, sales, marketing and business development experience • Extensive experience in the media and IP industries	✓		• Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee	• Strive International (private) • Syracuse University Board of Trustees • Tone It Up (private)
Raghavendra Rau	73	2020	• Extensive executive management, marketing, business development and strategy experience • Extensive experience in digital video, content and technology industries	✓		• Audit Committee • Nominating and Corporate Governance Committee Chair	• None

(1) Includes board service with legacy Xperi Holding Corporation.

14 | ADEIA - Proxy Statement

Paul E. Davis is our Chief Executive Officer and has served as a member of our Board of Directors since the Separation in October of 2022. Prior to the Separation, Mr. Davis served as the Chief Legal Officer and President of the IP Licensing business. Mr. Davis also served as General Counsel and Corporate Secretary of Xperi Corporation, the predecessor to Xperi Holding Corporation, prior to the merger with TiVo Corporation in 2020. Mr. Davis joined the Company in 2011 and in 2013 was promoted to Senior Vice President, General Counsel and Corporate Secretary of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Before joining the Company, Mr. Davis was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where his practice focused on mergers and acquisitions, corporate securities matters and corporate governance. Mr. Davis holds a B.A. in history and political science from the University of California, San Diego and a J.D. from the University of California, Hastings College of Law. The Board believes that Mr. Davis brings extensive legal, intellectual property, and strategic expertise, given his experience as both a public company executive and an attorney, to his role as a member of the Board.

V Sue Molina has served as a member of our Board of Directors since October 2022 and is the Chair of the Audit Committee. Ms. Molina previously served as a member of the Board of Directors of Xperi Corporation from February 2018 to May 2020. Until 2004, Ms. Molina worked in public accounting for 27 years and was a Partner at both Ernst & Young and Deloitte & Touche. While at Deloitte, Ms. Molina was the National Partner in charge of the Initiative for the Retention and Advancement of Women. Ms. Molina holds a B.S. in business administration and an M.A. in accounting from the University of Arizona. The Board believes that Ms. Molina brings extensive public accounting and audit expertise, given her years of experience as a partner at both Ernst & Young and Deloitte & Touche, to her role as a member of the Board.

Daniel Moloney serves as the Chairman of our Board of Directors and is the Chair of the Compensation Committee. Mr. Moloney has served as a member of our Board of Directors since June 2020. Prior to that, Mr. Moloney served as a member of the Board of Directors of TiVo Corporation, the predecessor to Xperi Holding Corporation, from September 2013 to June 2020. Mr. Moloney is also an Executive Advisor at Siris Capital, LLC, a leading private equity firm in the technology and telecommunications industries, having spent the prior 8 years with Siris as an Executive Partner. Prior to Siris, Mr. Moloney served as the President of Motorola Mobility, Inc., a leading provider of innovative technologies, products and services for the mobile and cable/wireline industries. Mr. Moloney has almost 30 years of senior executive management, leadership and technological expertise and experience. Prior to Motorola Mobility being spun out of Motorola in early 2011, Mr. Moloney served as the President of the Home & Networks Mobility business within Motorola and from 2002 to 2006, where he led the Connected Home business for Motorola. Mr. Moloney joined Motorola as part of their acquisition of General Instrument in 2000, where he served in various leadership roles. Mr. Moloney holds a B.A. in electrical engineering from the University of Michigan and an M.B.A. from the University of Chicago. The Board believes that Mr. Moloney brings extensive senior executive management, strategic and operational oversight, technological expertise and experience in telecommunications, technology and technology-enabled business service industries, to his role as a member of the Board.

Tonia O’Connor serves as a member of our Board of Directors. Ms. O’Connor has served as a member of our Board of Directors since December 2021. Ms. O’Connor is currently the Chief Executive Officer of Tone It Up, a plant based, nutritional products company, a position she has held since 2021. Prior to joining Tone It Up, Ms. O’Connor served as the CEO of Chopra Global from 2019 to 2021 and the President and Chief Revenue Officer at Univision Communications, Inc. from 2008 to 2018. Prior to Univision, Ms. O’Connor held leadership roles at News Corp’s Gemstar. Ms. O’Connor also serves on Syracuse University’s Board of Trustees, where she is a member of the Athletics, Academic Affairs and Advancement & External Affairs Committees. Ms. O’Connor is also on the national Board of STRIVE, a Harlem-based nonprofit organization. Ms. O’Connor previously served on the boards of fuboTV from 2015 to 2018, GoldieBlox from 2018 to 2020, El Rey Network from 2013 to 2018 and Empower LTD from 2021 to 2023, a special purpose acquisition company where she was chair of the compensation committee and a member of the audit committee. Ms. O’Connor holds a B.A. in broadcast journalism and international relations from the S.I. Newhouse School at Syracuse University. The Board believes that Ms. O’Connor brings extensive expertise in executive and financial management and sales and marketing within the broader media and IP industries, to her role as a member of the Board.

Raghavendra Rau serves as a member of our Board of Directors and is the Chair of the Nominating and Corporate Governance Committee. Mr. Rau has served as a member of our Board of Directors since June 2020. Prior to that, Mr. Rau served as a member of the Board of Directors of TiVo Corporation, the predecessor to Xperi Holding Corporation, from May 2015 to June 2020 and served as Vice Chairman of its Board of Directors beginning in June of 2019. He served as the interim President and Chief Executive Officer of TiVo Corporation from July 2018 to May 2019. Mr. Rau also served as Chief Executive Officer of SeaChange International Inc., a video software technology company, from November 2011 to October 2014 and was a member of its Board of Directors beginning in July 2010. Previously, Mr. Rau held several senior leadership positions with Motorola Inc. from 1992 to 2008, including Senior Vice President of Strategy and Business Development of Motorola’s Networks & Enterprise business, Senior Vice President of Motorola’s Mobile TV Solutions business, and Corporate Vice President of Motorola’s Marketing and Professional Services. Mr. Rau also previously served as a director of Quantum Corp., a storage, archive and data protection company. Mr. Rau holds a Bachelor's degree in engineering from the National Institute of Technology, India and an M.B.A. from the Indian Institute of Management, India. The Board believes that Mr. Rau brings extensive senior management, marketing, business development and strategic experience in the digital video, content, technology and telecommunications industries to his role as a member of the Board.

15 | ADEIA - Proxy Statement

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors has nominated the five (5) individuals identified under “Director Nominees” below for election as directors, all of whom are currently directors of the Company. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Our Board of Directors is currently comprised of five (5) members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the five (5) nominees designated below to serve until the 2024 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

DIRECTOR NOMINEES

Paul E. Davis Director Since 2022 Age 48

Skills and Qualifications:

•
Public company executive
•
Extensive experience in semiconductors, digital media and entertainment
•
Extensive experience in mergers and acquisitions, corporate securities matters and corporate governance
•
B.A in history and political science from the University of California, San Diego
•
J.D. from the University of California, Hastings College of Law

Current Directorships: • None
Past Directorships: • None
Current Adeia Committee Assignments: • None

Paul E. Davis is our Chief Executive Officer and has served as a member of our Board of Directors since the Separation in October of 2022. Prior to the Separation, Mr. Davis served as the Chief Legal Officer and President of the IP Licensing business. Mr. Davis also served as General Counsel and Corporate Secretary of Xperi Corporation, the predecessor to Xperi Holding Corporation, prior to the merger with TiVo Corporation in 2020. Mr. Davis joined the Company in 2011 and in 2013 was promoted to Senior Vice President, General Counsel and Corporate Secretary of Tessera Technologies, Inc., the predecessor to Xperi Corporation before the acquisition of DTS, Inc. in 2016. Before joining the Company, Mr. Davis was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where his practice focused on mergers and acquisitions, corporate securities matters and corporate governance. Mr. Davis holds a B.A. in history and political science from the University of California, San Diego and a J.D. from the University of California, Hastings College of Law. The Board believes that Mr. Davis brings extensive legal, intellectual property, technological, and strategic expertise, given his experience as both a public and private company executive and an attorney, to his role as a member of the Board.

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V Sue Molina Director Since 2022 Age 74

Skills and Qualifications:

•
Public company executive
•
Extensive experience in public accounting and finance
•
Extensive experience in auditing and tax
•
Financial leadership and executive operational experience
•
B.S. in Business Administration from the University of Arizona
•
Masters in Accounting from the University of Arizona

Current Directorships: • Samba TV, Inc. (private)
Past Directorships: • DTS, Inc. • Xperi Corporation • Vital Voices Global Partnership (private)
Current Adeia Committee Assignments: • Audit Committee Chair • Compensation Committee Member

V Sue Molina has served as a member of our Board of Directors since October 2022 and is the Chair of the Audit Committee. Ms. Molina previously served as a member of the Board of Directors of DTS, Inc. from January 2008 to December 2016 and Xperi Corporation from February 2018 to May 2020. Until 2004, Ms. Molina worked in public accounting for 27 years and was a Partner at both Ernst & Young and Deloitte & Touche. While at Deloitte, Ms. Molina was the National Partner in charge of the Initiative for the Retention and Advancement of Women. Ms. Molina holds a B.S. in business administration and an M.A. in accounting from the University of Arizona. The Board believes that Ms. Molina brings extensive public accounting and audit expertise, given her years of experience as a partner at both Ernst & Young and Deloitte & Touche, to her role as a member of the Board.

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Daniel Moloney Director Since 2020 Age 63

Skills and Qualifications:

•
Public and private company executive
•
Extensive experience in telecommunications, technology and technology-enabled business service industries
•
B.S. in electrical engineering from the University of Michigan
•
M.B.A. from the University of Chicago

Current Directorships: • Digital River (private)
Past Directorships: • TiVo Corporation • Polycom (private) • Stratus (private) • Plantronics, Inc. (dba Poly)
Current Adeia Committee Assignments: • Compensation Committee Chair • Nominating and Corporate Governance Committee Member

Daniel Moloney serves as the Chairman of our Board of Directors and is the Chair of the Compensation Committee. Mr. Moloney has served as a member of our Board of Directors since June 2020. Prior to that, Mr. Moloney served as a member of the Board of Directors of TiVo Corporation, the predecessor to Xperi Holding Corporation, from September 2013 to June 2020. Mr. Moloney is also an Executive Advisor at Siris Capital, LLC, a leading private equity firm in the technology and telecommunications industries, having spent the prior 8 years with Siris as an Executive Partner. Prior to Siris, Mr. Moloney served as the President of Motorola Mobility, Inc., a leading provider of innovative technologies, products and services for the mobile and cable/wireline industries. Mr. Moloney has almost 30 years of senior executive management, leadership and technological expertise and experience. Prior to Motorola Mobility being spun out of Motorola in early 2011, Mr. Moloney served as the President of the Home & Networks Mobility business within Motorola and from 2002 to 2006, where he led the Connected Home business for Motorola. Mr. Moloney joined Motorola as part of their acquisition of General Instrument in 2000, where he served in various leadership roles. Mr. Moloney holds a B.A. in electrical engineering from the University of Michigan and an M.B.A from the University of Chicago. The Board believes that Mr. Moloney brings extensive senior executive management, strategic and operational oversight, technological expertise and experience in telecommunications, technology and technology-enabled business service industries, to his role as a member of the Board.

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Tonia O’Connor Director Since 2021 Age 53

Skills and Qualifications:

•
Public and private company executive
•
Extensive sales and marketing experience
•
Extensive experience across the media and IP industries
•
B.S. in Broadcast Journalism and International Relations from Syracuse University

Current Directorships: • Syracuse University Board of Trustees • Strive International (private) • Tone It Up (private)
Past Directorships: • fuboTV • GoldieBlox (private) • El Rey Network (private) • Empower II (SPAC)
Current Adeia Committee Assignments: • Audit Committee Member • Compensation Committee Member • Nominating and Corporate Governance Committee Member

Tonia O’Connor serves as a member of our Board of Directors. Ms. O’Connor has served as a member of our Board of Directors since December 2021. Ms. O’Connor is currently the Chief Executive Officer of Tone It Up, a plant based, nutritional products company, a position she has held since 2021. Prior to joining Tone It Up, Ms. O’Connor served as the CEO of Chopra Global from 2019 to 2021 and the President and Chief Revenue Officer at Univision Communications, Inc. from 2008 to 2018. Prior to Univision, Ms. O’Connor held leadership roles at News Corp’s Gemstar. Ms. O’Connor also serves on Syracuse University’s Board of Trustees, where she is a member of the Athletics, Academic Affairs and Advancement & External Affairs Committees. Ms. O’Connor is also on the national Board of STRIVE, a Harlem-based nonprofit organization. Ms. O’Connor previously served on the boards of fuboTV from 2015 to 2018, GoldieBlox from 2018 to 2020, El Rey Network from 2013 to 2018 and Empower LTD from 2021 to 2023, a special purpose acquisition company where she was chair of the compensation committee and a member of the audit committee. Ms. O’Connor holds a B.A. in broadcast journalism and international relations from the S.I. Newhouse School at Syracuse University. The Board believes that Ms. O’Connor brings extensive expertise in executive and financial management and sales and marketing within the broader media and IP industries, to her role as a member of the Board.

19 | ADEIA - Proxy Statement

Raghavendra Rau Director Since 2020 Age 73

Skills and Qualifications:

•
Public and private company executive
•
Extensive experience in digital video, content and technology industries
•
Bachelor's degree in engineering from the National Institute of Technology (India)
•
M.B.A. from the Indian Institute of Management (Ahmeadabad)

Current Directorships: • None
Past Directorships: • TiVo Corporation • Rovi Corporation • SeaChange International Inc. • Quantum Corporation
Current Adeia Committee Assignments: • Audit Committee Member • Nominating and Corporate Governance Committee Chair

Raghavendra Rau serves as a member of our Board of Directors and is the Chair of the Nominating and Corporate Governance Committee. Mr. Rau has served as a member of our Board of Directors since June 2020. Prior to that, Mr. Rau served as a member of the Board of Directors of TiVo Corporation, the predecessor to Xperi Holding Corporation, from May 2015 to June 2020 and served as Vice Chairman of its Board of Directors beginning in June of 2019. He served as the interim President and Chief Executive Officer of TiVo Corporation from July 2018 to May 2019. Mr. Rau also served as Chief Executive Officer of SeaChange International Inc., a video software technology company, from November 2011 to October 2014 and was a member of its Board of Directors beginning in July 2010. Previously, Mr. Rau held several senior leadership positions with Motorola Inc. from 1992 to 2008, including Senior Vice President of Strategy and Business Development of Motorola’s Networks & Enterprise business, Senior Vice President of Motorola’s Mobile TV Solutions business, and Corporate Vice President of Motorola’s Marketing and Professional Services. Mr. Rau also previously served as a director of Quantum Corp., a storage, archive and data protection company. Mr. Rau holds a Bachelor's degree in engineering from the National Institute of Technology, India and an M.B.A. from the Indian Institute of Management, India. The Board believes that Mr. Rau brings extensive senior management, marketing, business development and strategic experience in the digital video, content, technology and telecommunications industries to his role as a member of the Board.

REQUIRED VOTE AND BOARD OF DIRECTORS’ RECOMMENDATION

Our Amended and Restated Bylaws (Bylaws) provide that, in an uncontested election, each director will be elected by a majority of votes cast. A “majority of votes cast” means the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of the election of directors. Our Bylaws further provide that in a contested election, each director will be elected by a plurality of the votes cast, which means that the nominees receiving the largest number of affirmative votes will be elected.

The Board of Directors recommends that the stockholders vote “FOR” the election of each of Paul E. Davis, V Sue Molina, Daniel Moloney, Tonia O’Connor, and Raghavendra Rau.

20 | ADEIA - Proxy Statement

GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law and the Company’s Bylaws, our business, property and other affairs are managed by or under the direction of the Board of Directors and its committees. Members of the Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and advisors, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

BOARD ROLE IN RISK MANAGEMENT

The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. Our Board of Directors reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. For example, the Board of Directors annually reviews management’s enterprise risk management assessment, which is designed to (1) identify risks that can negatively impact the Company’s ability to achieve its business objectives; (2) estimate the magnitude of the potential risks; and (3) determine approaches to mitigate the identified risks. In addition, the Board of Directors during the Company’s quarterly Board meetings advises and directs management with respect to strategic business risks, litigation risks, and risks related to the Company’s acquisition strategy, among others. The Board also delegates oversight to Board committees to oversee selected elements of risk.

The Audit Committee oversees financial risk exposures, including monitoring the integrity of the Company’s financial statements, internal controls over financial reporting, and the independence of the Company’s independent registered public accounting firm. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department, internal audit function and an annual attestation report on internal control over financial reporting from the Company’s independent registered public accounting firm. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance matters and meets at least quarterly with our finance department, internal auditor, independent registered public accounting firm and internal or external legal counsel to discuss risks related to our financial reporting function. In addition, the Audit Committee ensures that the Company’s business is conducted with the highest standards of ethical conduct in compliance with applicable laws and regulations by monitoring our Code of Business Conduct and Ethics Policy and our Corporate Compliance Hotline. The Audit Committee also discusses other risk assessment and risk management policies of the Company periodically with management, including the Audit Committee’s oversight of the Company’s cybersecurity risk. To that end, the Audit Committee periodically meets with and receives reports and updates from business personnel responsible for overseeing cybersecurity risk management and response planning as part of its regular risk assessment and monitoring procedures.

The Compensation Committee participates in the design of compensation structures that avoid creating incentives that encourage a level of risk-taking behavior inconsistent with the Company’s business strategy as is further described in the Compensation Discussion and Analysis and Risk Management sections below.

The Nominating and Corporate Governance Committee oversees governance-related risks by working with management to establish corporate governance guidelines applicable to the Company and making recommendations regarding director nominees, the determination of director independence, Board leadership structure and membership on Board committees. The Nominating and Corporate Governance Committee also evaluates existing directors and the board as a whole.

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BOARD AND COMMITTEES OF THE BOARD; DIRECTOR INDEPENDENCE

The Board of Directors currently consists of five (5) persons. Mr. Davis is CEO of the Company. Mr. Moloney and Mses. Molina and O’Connor are not, and have never been, employees of our Company or any of our subsidiaries.

The Board currently has the following three standing committees, with the following members:

Member	Audit	Compensation	Nominating and Corporate Governance
Paul E. Davis
V Sue Molina
Daniel Moloney
Tonia O’Connor
Raghavendra Rau
= Chair	= Member	= Financial Expert	= Chairman of Board

During 2022, the Board of Directors held a total of seven (7) meetings. Each director attended at least 75% of the aggregate of the total number of Board meetings and total number of meetings of Board committees on which such director served during the time he or she served on the Board or committees.

The Board of Directors has determined that all of the Company’s directors nominated for election, other than Mr. Davis, are “independent directors” as such term is defined in applicable Nasdaq corporate governance rules.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Ms. Molina, Chair of the Audit Committee of the Board of Directors, is an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC, by virtue of her relevant experience listed in her biographical summary provided above in the section entitled “Proposal 1-Election of Directors.” Copies of our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee charters and our corporate governance guidelines are available, free of charge, on our website at http://investors.adeia.com/corporate-governance/governance-overview. The Board of Directors from time to time may form such other committees as it deems appropriate to further the purposes of the Board.

Audit Committee

The Audit Committee oversees the accounting and financial reporting processes of the Company and reviews the annual audit plan, the results of the independent audit, and the report and recommendations of the independent auditor. The Audit Committee has sole authority for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and to approve any significant non-audit relationship with the independent registered public accounting firm. The Audit Committee reviews and determines the scope and roles and responsibilities of the internal audit function. The Audit Committee is also responsible for preparing the report required by the rules of the SEC to be included in our annual proxy statement. The Audit Committee is currently comprised of Ms. Molina, Ms. O’Connor, and Mr. Rau. Ms. Molina is the Chair of the Audit Committee and all committee members are financially literate under the Nasdaq standards. During 2022, the Audit Committee held eight (8) meetings.

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Compensation Committee

The Compensation Committee approves our goals and objectives relevant to compensation, stays informed as to market levels of compensation and, based on evaluations submitted by management, establishes compensation for our officers that correspond to our goals and objectives.

The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer and other executive officers and evaluates the performance of the Chief Executive Officer and other executive officers in light of these goals and objectives. The Compensation Committee also recommends to our Board of Directors compensation levels for members of the Board of Directors. The Compensation Committee also produces an annual report on executive compensation for inclusion in our proxy statement or annual report on Form 10-K. The Compensation Committee is currently comprised of Mr. Moloney, Ms. O’Connor, and Mr. Rau. Mr. Moloney is the Chair of the Compensation Committee. During 2022, the Compensation Committee held four (4) meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for recommending to our Board of Directors individuals to be nominated as directors and committee members. This includes evaluation of new candidates as well as evaluation of current directors. In evaluating the current directors the committee conducted a thorough self-evaluation process, which included the use of questionnaires. This committee is also responsible for developing and recommending to the Board of Directors our corporate governance guidelines, as well as reviewing and recommending revisions to the guidelines on a regular basis.

The Nominating and Corporate Governance Committee is currently comprised of Mr. Moloney, Ms. O’Connor, and Mr. Rau as the Chair. During 2022, the Nominating and Governance Committee held four (4) meetings.

While we do not have a formal diversity policy, we understand the desirability of having a Board with diverse and varied backgrounds, experience and opinions and are committed to complying with Nasdaq’s board diversity requirements. Our Nominating and Corporate Governance Committee takes into account a number of the following factors when considering director nominees:

•
independence from management;
•
relevant business experience;
•
age, gender, race, ethnicity, sexual orientation and gender identity;
•
educational and professional background;
•
judgment, skill, integrity, ethics, value and reputation;
•
existing commitments to other businesses and service on other boards;
•
potential conflicts of interest with other pursuits;
•
legal considerations such as antitrust issues;
•
the needs of the Board and the Company with respect to the particular talents, experience and diversity of its directors;
•
corporate governance background, to enable the committee to determine whether the candidate would be suitable for Nominating and Corporate Governance Committee membership;
•
financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership;
•
executive compensation background, to enable the committee to determine whether the candidate would be suitable for Compensation Committee membership; and
•
the size and composition of the existing Board.

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The director qualifications developed to date focus on what the Board believes to be essential competencies to effectively serve on the Board. The Nominating and Corporate Governance Committee may also consider the following criteria, among others, in recommending candidates for election to the board:

•
experience in corporate governance, such as an officer or former officer of a publicly held company;
•
experience in the Company’s industry;
•
experience as a board member of other publicly held companies; and
•
technical expertise in an area of the Company’s operations.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a Board that can best perpetuate the success of the Company and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The Nominating and Corporate Governance Committee is committing to recruiting additional directors to the Board to ensure that it has the necessary diversity of experience to oversee the management of the Company’s business.

Prior to each annual meeting of stockholders at which directors are to be elected, and whenever there is otherwise a vacancy on the Board of Directors, the Nominating and Corporate Governance Committee will consider incumbent Board members and other well-qualified individuals as potential director nominees. The Nominating and Corporate Governance Committee will determine whether to retain an executive search firm to identify Board candidates, and if so, will identify the search firm and approve the search firm’s fees and other retention terms and will specify for the search firm the criteria to use in identifying potential candidates, consistent with the director qualification criteria described above. The Nominating and Corporate Governance Committee will review each potential candidate. Management may assist the Nominating and Corporate Governance Committee in the review process at the Nominating and Corporate Governance Committee’s direction. The Nominating and Corporate Governance Committee will select the candidate or candidates it believes are the most qualified to recommend to the Board for selection as a director nominee. Our Nominating and Corporate Governance Committee will consider candidates recommended by our stockholders in accordance with the procedures set forth in the Nominating and Corporate Governance Committee Charter. Such recommendations must be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee, c/o the Corporate Secretary, Adeia Inc., 3025 Orchard Parkway, San Jose, CA 95134, no later than 120 days prior to the anniversary of the date on which the Company’s proxy statement was mailed or made available to stockholders in connection with the previous year’s annual meeting of stockholders. The recommendations must be accompanied by the following information: the name and address of the nominating stockholder, a representation that the nominating stockholder is a stockholder of record, a representation that the nominating stockholder intends to appear in person (or by virtual attendance) or by proxy at the annual meeting to nominate the person or persons specified, information regarding each nominee that would be required to be included in a proxy statement, a description of any arrangements or understandings between the nominating stockholder and the nominee, and the consent of each nominee to serve as a director, if elected. Candidates recommended by the stockholders are evaluated in the same manner as candidates identified by a Nominating and Corporate Governance Committee member.

Each of the nominees for election as director at the 2023 Annual Meeting is recommended by the Nominating and Corporate Governance Committee and each nominee is presently a director and stands for re-election by the stockholders.

Pursuant to our Bylaws, stockholders who wish to nominate persons for election to the Board of Directors at an annual meeting must be a stockholder of record both at the time of giving the notice and at the meeting, must be entitled to vote at the meeting and must comply with the notice provisions in our Bylaws. A stockholder’s notice of nomination to be made at an annual meeting must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. However, if an annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be delivered no later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which the first public announcement of the date of such annual meeting was made. A stockholder’s notice of nomination to be made at a special meeting at which the election of directors is a matter specified in the notice of meeting must be delivered to our principal executive offices not earlier than the 120th day prior to and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which first public announcement of the date of such special meeting was made. The stockholder’s notice must include the following information for the person making the nomination:

•
name and address;
•
the class or series and number of shares of the Company owned beneficially or of record;

24 | ADEIA - Proxy Statement

•
disclosure regarding any derivative, swap or other transactions which give the nominating person economic risk similar to ownership of shares of the Company or provide the opportunity to profit from an increase in the price or value of shares of the Company;
•
any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;
•
any agreement, arrangement, understanding or relationship, engaged in to mitigate economic risk related to, or the voting power with respect to, shares of the Company;
•
any rights to dividends on the shares that are separate from the underlying shares;
•
any performance related fees that the nominating person is entitled to base on any increase or decrease in the value of any shares of the Company; and
•
any other information relating to the nominating person that would be required to be disclosed in a proxy statement filed with the SEC.

The stockholder’s notice must also include the following information for each proposed director nominee:

•
description of all direct and indirect financial or other relationships between the nominating person and the nominee during the past three years;
•
the same information as for the nominating person (see above); and
•
all information required to be disclosed in a proxy statement in connection with a contested election of directors.

The stockholder’s notice must be updated and supplemented, if necessary, so that the information required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting.

The chair of the meeting will determine if the procedures in the Bylaws have been followed, and if not, declare that the nomination be disregarded. The nominee must be willing to provide any other information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation of the nominee’s independence.

In addition to satisfying all of the requirements under our Bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws. For additional information, see “Stockholder Proposals for the 2024 Annual Meeting of Stockholders.”

Other Committees

Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

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STOCKHOLDER COMMUNICATIONS WITH DIRECTORS AND MANAGEMENT AND DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Stockholders may send correspondence to the Board of Directors or any member of the Board of Directors, c/o the Secretary at our principal executive offices at the address set forth above. The Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. However, the Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board of Directors following the receipt of the communication.

Directors are encouraged to attend the Annual Meeting of Stockholders. All members of the Board of Directors who were then in office attended our last Annual Meeting in April 2022.

COMPENSATION OF DIRECTORS

Following the Separation, we adopted a director compensation policy providing for an annual retainer of $50,000 for our non-employee directors. In addition to our non-employee director annual retainer, our non-executive Chairman receives an additional annual retainer of $65,000. In addition, we pay each of our non-employee directors the following annual retainers for their service as a member, or chair, as applicable, of our Board committees:

Annual Retainers for Committee Members:
Audit Committee	$12,000
Compensation Committee	$8,000
Nominating and Corporate Governance Committee	$6,000
Annual Retainers for Committee Chairs:
Audit Committee	$25,000
Compensation Committee	$20,000
Nominating and Corporate Governance Committee	$15,000

All Board and committee retainers are paid in equal quarterly installments over the course of each year of a director’s service on the Board or applicable committee. We also reimburse all non-employee directors for reasonable expenses related to our Board or committee meetings. Each of our non-employee directors receives restricted stock units covering shares of our common stock under our stockholder-approved equity plan. The number of shares of common stock subject to the restricted stock unit award is determined by dividing (1) $190,000 (“Restricted Stock Unit Amount”) by (2) the fair market value per share of our common stock on the date of grant.

A non-employee director who is initially appointed after any annual meeting of stockholders will receive a restricted stock unit award on the date of his or her initial appointment to the Board of Directors equal to the pro-rated amount of the annual grant.

Annual restricted stock unit awards (or any pro-rated grants for directors initially appointed between annual meetings) vest on the earlier to occur of the first anniversary of the date of grant and the next annual meeting of stockholders.

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The following table shows compensation information for our non-employee directors for 2022, including those directors who left our Board in connection with the Separation.

2022 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(4)	Total ($)
V Sue Molina(3)	$20,750	$110,832	$131,582
Dan Moloney(4)	$84,000	$189,980	$273,980
Tonia O'Connor(4)	$62,500	$189,980	$252,480
Raghavendra Rau(4)	$61,250	$189,980	$251,230
David C. Habiger(4)	$85,500	$189,980	$275,480
Darcy Antonellis(4)	$48,750	$189,980	$238,730
Laura J. Durr (4)	$60,750	$189,980	$250,730
Christopher A. Seams(4)	$61,500	$189,980	$251,480

(1) The amounts in this column represent annual cash retainers, including additional annual cash retainers for service as a member, or chair, as applicable, of our Board committees.

(2) The amounts reflected in this column represent the aggregate grant date fair value for stock awards granted to our non-employee directors in 2022, measured in accordance with ASC 718, excluding the effect of estimated forfeitures, and do not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the aggregate grant date fair value amount is calculated, please see Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023. The aggregate number of shares subject to unvested restricted stock unit awards outstanding for each non-employee director at December 31, 2022 was: Ms. Molina: 15,415; Mr. Moloney: 12,179; Ms. O’Connor: 12,179; Mr. Rau: 12,179; Mr. Habiger: 12,179; Ms. Antonellis: 12,179; Ms. Durr: 12,179 and Mr. Seams: 12,179.

(3) Ms. Molina joined the Board on October 1, 2022 and received a pro rata amount of director compensation, including a restricted stock unit award on October 3, 2022 equal to the pro-rated amount of the annual grant.

(4) All directors as of the Company’s annual meeting in 2022 received restricted stock unit awards, which were converted in connection with the Separation into a mix of restricted stock unit awards over the Company’s common stock and restricted stock unit awards over SpinCo’s common stock, effective October 1, 2022, with the same vesting conditions. For more information on the treatment of outstanding equity awards in connection with the Separation, see the section entitled "Treatment of Equity Based Compensation in Separation," below. Such conversion did not result in a change to the dollar value of such awards.

EXECUTIVE OFFICERS

Set forth below are the name, age and position of each of our executive officers as of April 12, 2023.

Name	Age	Position(s)
Paul E. Davis	48	Chief Executive Officer and Director
Keith A. Jones	52	Chief Financial Officer
Kevin Tanji	46	Chief Legal Officer and Corporate Secretary
Dr. Mark Kokes	50	Chief Licensing Officer & General Manager, Media
Dana Escobar	55	Chief Licensing Officer & General Manager, Semiconductor

The following are biographical summaries of our executive officers other than Mr. Davis, for whom a biographical summary is set forth under “Proposal 1-Election of Directors”.

Keith Jones is our Chief Financial Officer. Prior to joining the Company in 2022, Mr. Jones served as Vice President of Finance and Interim Chief Financial Officer at Rambus where he was responsible for the company’s global finance organization, including financial management, planning, tax, treasury, controls, and reporting. Prior to that, Mr. Jones also served as Chief Accounting Officer, Corporate Controller and Vice President of Finance at Rambus. Before joining Rambus in February of 2018, Mr. Jones served as World-Wide Corporate Controller, Vice President of Finance and the Principal Accounting Officer at ShoreTel Inc., prior to its

27 | ADEIA - Proxy Statement

acquisition by Mitel Networks Corporation, from January 2011 until February 2018. At ShoreTel, Keith oversaw the reporting, controls and treasury-related activities of the company. Before joining ShoreTel, Mr. Jones served as Chief Financial Officer and Vice President of Finance at PDF Solutions, Inc., from July 2003 until March 2010, where he oversaw the overall financial management of the company, including planning, tax, treasury, controls, reporting and M&A related activities. Prior to joining PDF Solutions, Mr. Jones served in senior leadership positions at Interwoven, Inc. from September 2001 until July 2003 and e-Time Capital, Inc. from April 2000 until July 2001. Mr. Jones started his career serving as an Audit Manager with Deloitte & Touche LLP from July 1994 until April 2000. Mr. Jones holds a B.S. in business administration with a concentration in accounting California State University, Fresno.

Kevin Tanji is our Chief Legal Officer. Prior to the Separation of our product business on October 1, 2022, Mr. Tanji served as our Senior Vice President and General Counsel, IP, where he was the head of legal for our IP business. Mr. Tanji served as Senior Vice President, Commercial Legal Affairs of TiVo Corporation, the predecessor to Xperi Holding Corporation, from 2016 to 2020, where he was the head of commercial legal affairs. From 2010 until 2016, Mr. Tanji served as Director, Commercial Legal Affairs of Rovi Corporation. Prior to 2010, Mr. Tanji was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Tanji holds a B.S. in biology, summa cum laude with departmental highest honors, from University of California, Los Angeles and a J.D. from University of California, Berkeley.

Dr. Mark Kokes is our Chief Licensing Officer and General Manager, Media. Prior to joining the Company as Senior Vice President and General Manager, Media in 2021, Dr. Kokes held the position of Chief Intellectual Property Officer for NantWorks and the Nant family of companies, a large healthcare conglomerate based in Los Angeles, California. Preceding NantWorks, Dr. Kokes was promoted to the role of Senior Vice President of Intellectual Property, Licensing and Standards at BlackBerry where he was responsible for the monetization of its aggregate intellectual property portfolio as well as BlackBerry’s numerous research and technology standardization efforts. Prior to joining BlackBerry in late 2014, Dr. Kokes held the position of Vice President of Corporate Development and Intellectual Property Licensing at Intertrust Technologies Corporation, a licensor of technology and intellectual property in the area of trusted distributed computing and cybersecurity. Dr. Kokes is a 15-year veteran of the mobile industry. Preceding his time at Intertrust, Dr. Kokes held a series of senior engineering, corporate strategy and intellectual property related positions at Nokia Research Center, Sony Ericsson’s Corporate Technology Office and HTC’s Corporate Strategy Group. Dr Kokes is an inventor on 14 US and international patents, has co-authored several additional international patent applications and has published many academic articles and book chapters on various research topics. Dr. Kokes holds a Ph.D. in electrical engineering from Southern Methodist University in Dallas, Texas, as well as both a M.S. and B.S., summa cum laude, from Texas A&M University in College Station, Texas.

Dana Escobar is our Chief Licensing Officer and General Manager, Semiconductor. Prior to the Separation, Mr. Escobar served as Senior Vice President and General Manager of Semiconductor IP at Xperi Holding Corporation. Mr. Escobar joined the Company in 2020 as Vice President of IP Licensing. Prior to joining the Company, Mr. Escobar was Vice President of IP Licensing at GE, Chief IP Counsel at Sharp Laboratories of America and Director of Sharp Corporation’s U.S. IP Center, Senior Director of IP Licensing at LSI Corporation/Avago, Licensing & Litigation Attorney at Discovision Associates and a Deputy District Attorney in Los Angeles County. Mr. Escobar holds a J.D. from the University of California Los Angeles, School of Law and a B.A. degree in political science from the University of California, Los Angeles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 27, 2023, with respect to the beneficial ownership of shares of our common stock by (i) each person who we know beneficially owns more than 5% of our outstanding common stock, (ii) each director and each director nominee, (iii) each named executive officer, and (iv) all current directors, nominees and executive officers as a group.

The number of shares of common stock outstanding used in calculating the percentage for each listed person or entity includes common stock underlying options held by the person or entity that are exercisable within 60 days of March 27, 2023, and common stock underlying RSUs held by the person or entity that will vest within 60 days of March 27, 2023, but excludes common stock underlying options and RSUs held by any other person or entity. Percentage of beneficial ownership is based on 106,285,190 shares of common stock outstanding as of March 27, 2023. The address for all our current directors and executive officers is c/o Adeia Inc.,

28 | ADEIA - Proxy Statement

3025 Orchard Parkway, San Jose, California 95134. The address for all of our former directors and officers is c/o Xperi Inc., 2190 Gold Street, San Jose, California 95002.

Name of Beneficial Owner	Number of Shares	Percentage Ownership
Five Percent Stockholders
BlackRock, Inc. (1)	16,535,344	15.6%
Ameriprise Financial, Inc. (2)	12,113,463	11.4%
Vanguard Group, Inc. (3)	12,586,295	11.8%
Directors and Executive Officers
Paul E. Davis(4)	104,251	*
V Sue Molina(5)	21,304	*
Daniel Moloney(6)	58,960	*
Tonia O'Connor(6)	15,912	*
Raghavendra Rau(6)	161,657	*
Keith A. Jones	319	*
Kevin Tanji	49,267	*
Dr. Mark Kokes	6,214	*
Dana Escobar(7)	6,892	*
Jon Kirchner(8)	509,387	*
Robert Andersen(9)	196,942	*
Samir Armaly	—	*
Geir Skaaden	113,931	*
Christopher Seams(6)	83,543	*
David Habiger(6)	51,845	*
Darcy Antonellis(6)	45,637	*
Laura Durr(6)	36,773	*
All current directors and executive officers as a group (9 persons)	424,776	*

*Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock

(1) The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. Black Rock, Inc. has sole voting power as to 16,308,100 shares and sole dispositive power as to 16,535,344 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on January 30, 2023 by Black Rock, Inc.

(2) The address for Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA, 19355. Vanguard Group, Inc. has shared voting power as to 170,477 shares, sole dispositive power as to 12,303,046 shares and shared dispositive power as to 283,249 shares. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 9, 2023 by Vanguard Group, Inc.

(3) The address for Ameriprise Financial, Inc. (“AFI”) is 145 Ameriprise Financial Center, Minneapolis, MN 55474. AFI has shared voting power as to 11,412,161 shares and shared dispositive power as to 12,113,463 shares. Columbia Management Investment Advisers, LLC (“CMIA”) has shared voting power as to 11,412,161 shares and shared dispositive power as to 11,662,846 shares. Columbia Seligman Communications and Information Fund (“Fund”) has sole voting power and shared dispositive power as to 7,076,541 shares. CMIA and AFI do not directly own any shares of common stock. CMIA is the investment adviser to the Fund. AFI is the parent holding company of CMIA. CMIA and AFI do not directly own any shares of common stock. As the investment adviser to the Fund, CMIA may be deemed to beneficially own the shares reported herein by the accounts. As the parent holding company of CMIA, AFI may be deemed to beneficially own the shares reported herein by the accounts. Each of CMIA and AFI disclaims beneficial ownership of any shares reported herein. The information in this table and footnote is based solely on information contained in Schedule 13G filed with the SEC on February 14, 2023 by Ameriprise Financial, Inc.

(4) Includes 13,800 options to purchase shares of the Company that are exercisable.

(5) Includes 15,415 restricted stock units that vest within 60 days of the record date.

(6) Includes 12,179 restricted stock units that vest within 60 days of the record date.

(7) Includes 5,000 restricted stock units that vest within 60 days of the record date.

(8) Includes 31,518 options to purchase shares of the Company that are exercisable.

(9) Includes 39,000 options to purchase shares of the Company that are exercisable.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following discussion and analysis contains statements regarding the Company’s performance targets and goals used in setting compensation for our named executive officers, or NEOs. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

This Compensation Discussion and Analysis (CD&A) describes the Company’s executive compensation philosophy, objectives and programs, as well as the compensation-related actions taken in 2022 with respect to our NEOs. Due to the Separation of our products business and the departure during the year of one of our executive officers described above, our below NEOs, for 2022 include both our current executive officers and certain former executive officers who were no longer employed by the Company as of December 31, 2022:

Pre-Separation Named Executive Officers	Post-Separation Named Executive Officers
• Jon Kirchner – Chief Executive Officer (CEO) of legacy Xperi Holding Corporation until 10/01/22 (2)	• Paul E. Davis - Chief Executive Officer (CEO)(1)
• Robert Andersen – Chief Financial Officer (CFO) of legacy Xperi Holding Corporation until 10/01/22 (2)	• Keith Jones - Chief Financial Officer (CFO)
• Samir Armaly – Former President, IP licensing of legacy Xperi Holding Corporation until 03/01/22 (3)	• Kevin Tanji - Chief Legal Officer and Corporate Secretary
• Geir Skaaden – Chief Products and Services officer of legacy Xperi Holding Corporation until 10/01/22 (2)	• Dr. Mark Kokes - Chief Licensing Officer & General Manger, Media
• Dana Escobar - Chief Licensing Officer & General Manager, Semiconductor

(1) Prior to the Separation, Paul E. Davis, our current President and Chief Executive Officer, was the Chief Legal Officer of legacy Xperi Holding Corporation and President of the IP business as of June 1, 2022.

(2) Messrs. Kirchner, Andersen and Skaaden were not employees of the Company from and after the Separation on October 1, 2022.

(3) On February 18, 2022, the Company and Mr. Armaly, who served as President of the Company’s IP business, mutually agreed that his employment with the Company would terminate effective as of March 1, 2022.

Compensation Philosophy and Objectives

Both before and after the Separation, we have designed our executive compensation program to reward our executive officers, including the NEOs, in alignment with the overall strategic and financial performance of the Company, with the ultimate goal of building long‐term stockholder value. We construct our compensation packages to provide remuneration sufficient to attract, retain and motivate our executives to exert their best efforts in the highly competitive intellectual property licensing environments in which we operate. The compensation of our NEOs is comprised of base salaries, short‐term performance‐based cash incentives, and long‐term incentives delivered in the form of equity compensation that is earned over a multi‐year period. Our approach to short‐term compensation is to pay for current results and strategic actions taken that are expected to translate into improved future financial performance. Combined with our emphasis on long‐term equity compensation, we believe this approach appropriately motivates, rewards and retains our executives, while providing strong alignment with our stockholders. We hold our executives to stringent performance standards and, as a result, our executive compensation plans are designed to pay competitively if strategic and financial performance objectives are met and less so if variable pay metrics are missed.

30 | ADEIA - Proxy Statement

The Compensation Committee has established the following set of objectives for our executive compensation program:

•
Compensation should be market competitive. Our compensation program is designed to provide competitive total compensation relative to the relevant labor markets for our NEOs while maintaining fiscal responsibility for our stockholders, allowing us to attract and retain individuals of appropriate ability and managerial talent;
•
Compensation should reward performance and support our business strategy. A majority of the total compensation opportunities for our NEOs is variable or dependent upon the achievement of key business results and is intended to link incentive award opportunities to the achievement of company and functional performance goals or appreciation in our stock price; and
•
Compensation should be aligned with stockholders’ interests. Our compensation program also seeks to reward our executive officers for increasing our stock price over the long-term and maximizing stockholder value by providing a significant portion of total compensation opportunities for our executive officers in the form of direct ownership in our company through long-term equity incentive awards.

2022 Executive & Compensation Highlights

Our executive compensation program plays an important role in attracting, retaining and rewarding individuals with the ability and vision to lead our business, drive our long-term success and deliver stockholder value. Because of the timing of the completion of the Separation at the beginning of the fourth quarter of 2022, the SEC disclosure rules require us to present information about certain of our pre- and post-Separation executive officers, including compensation information of NEOs both pre- and post-Separation. None of the pre-Separation NEOs continued on with the Company following the Separation. Because our post-Separation NEOs were appointed to their current roles late in 2022, their compensation includes initial grants, sign-on bonuses and other compensation that we do not anticipate recurring in future years. As such, the compensation disclosures presented in this Proxy Statement may not be indicative of the compensation amounts that we will award to executive officers for 2023 and beyond.

For our fiscal year ended December 31, 2022, the key highlights of our executive compensation program included:

Compensation of current CEO, Paul E. Davis

In 2022, Mr. Davis initially held the role of Chief Legal Officer and subsequently assumed additional responsibilities, first as interim President of our IP business in February of 2022 and then officially as President of our IP business in June of 2022. At such time that Mr. Davis assumed the role of President of our IP business, the Compensation Committee adjusted Mr. Davis’ compensation as follows:

•
An increase in base salary to $550,000, effective June 1, 2022;
•
A one-time cash bonus of $500,000 in recognition of the increased responsibilities and dual role;
•
Annual cash incentive opportunity increased from a target of 65% of base salary to 100% of base salary on June 1, 2022;
•
An RSU award in respect of 414,019 shares granted under the Company’s Amended 2020 Equity Incentive Plan, effective June 1, 2022;
•
A PSU award in respect of 414,019 shares granted under the Company’s Amended 2020 Equity Incentive Plan, effective June 1, 2022, based on continued service and attainment of certain performance metrics, as discussed below.

Upon the Separation, Mr. Davis assumed the role of Chief Executive Officer of the Company. Following the Separation, the Compensation Committee adjusted Mr. Davis’ compensation as follows:

•
An increase in base salary to $625,000, effective November 1, 2022.

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The chart below illustrates the mix of the total target direct compensation for Mr. Davis in 2022 and its heavy weighting towards at-risk and long-term pay incentives.

CEO 2022 Target Compensation

Cash Bonus
4%
Base Salary
6%
Annual Incentive
Compensation
5%
Long Term Incentives
85%

The graphic above includes the CEO’s annualized base salary and annual target bonus for 2022. The long-term incentive compensation percentage is based on the grant date fair value of the underlying equity awards (at target, in the case of PSU awards) and does not represent the compensation actually realized or currently realizable by our CEO from such awards. The RSUs vest in four equal installments upon completion of each year of service over a four-year period commencing on the date of grant. The PSUs vest after three years based upon the achievement of a three-year stock price appreciation and relative TSR target.

Compensation of former CEO, Jon Kirchner

Refer to sections below for further discussion on the compensation of our former CEO, Jon Kirchner.

Pay-for-Performance - annual cash incentive payments. Our annual cash incentive program is structured to only pay when rigorous goals are achieved. Despite having success in a number of areas in our business, we did not meet the overall financial targets established for 2022. As a result, the short-term incentive payments to our NEOs were funded at less than 85.5% as described in the annual performance-based cash incentive bonuses section.

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Summary of Certain Executive Compensation Practices

We endeavor to maintain sound corporate governance standards consistent with our executive compensation policies and practices. We have adopted the following policies and practices with respect to executive compensation programs in which our NEOs participate:

	WHAT WE DO		WHAT WE DON’T DO
✓

Pay for Performance: We link pay to performance and stockholder interests by heavily weighting total direct compensation to the achievement of strong financial performance and a balanced mix of performance metrics established in advance by the Compensation Committee.

		☒	No Tax Gross-Ups: We do not provide tax gross-ups to our NEOs for excess parachute payments or other benefits.
✓	Independent Compensation Advisor: The Compensation Committee selects and engages its own independent advisor.	☒	No “Single Trigger” Severance Payments: We do not have “single trigger” severance payments payable solely on account of the occurrence of a change in control event.
✓

Thoughtful Peer Group Analysis: The Compensation Committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant.

		☒	No Special Perquisites: We do not generally provide special perquisites for executives, such as club memberships, supplemental executive retirement plans or supplemental executive health benefits.
✓	Thorough Compensation Risk Assessment: The Compensation Committee conducts an annual assessment of the Company’s executive and broad- based compensation programs to ensure prudent risk management.	☒

No Hedging in Company Securities: Our employees, including our executives and directors are prohibited from engaging in any hedging transaction with respect to Company equity securities (vested or unvested).

✓	Compensation Committee Independence and Experience: The Compensation Committee is comprised solely of independent directors who have extensive experience.	☒	No Pledging of Company Securities: Our executives and directors are prohibited from pledging Company securities.
✓

Stock Ownership Guidelines: Executives and directors are subject to stock ownership guidelines equal to a multiple of their respective annual base salaries (3x for the CEO and 1x for other executives) or Board retainers (3x for directors).

		☒	No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our annual bonus plan.
✓

“Clawback” Policy: Our clawback policy provides that our Compensation Committee or Board of Directors may require the forfeiture, recovery or reimbursement of incentive compensation from an executive officer in the event of restatement of the Company’s financial results due to its material noncompliance with any financial reporting requirement under United States securities laws.

☒

No Re-Pricing or Discounted Options / SARs: We do not re-price underwater awards and do not provide discounted stock options or stock appreciation rights. Further, the Company’s Amended 2020 Equity Incentive Plan prohibits repricing of stock options or stock appreciation rights without stockholder approval.

✓	Negative Discretion: The Compensation Committee has the right to exercise negative discretion over executive incentive plan payments.	☒	No Dividends Paid or Accrued on Awards Prior to Vesting

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COMPENSATION-SETTING PROCESS

The Compensation Committee oversees our executive compensation program. In designing and implementing the various components of our 2022 executive compensation program, the Compensation Committee considered market and industry practices and trends and input from the Compensation Committee’s independent compensation consultant and management, as well as the impact of our compensation program on our financial results. While the Compensation Committee considers all factors in its deliberations, it places no formal weighting on any one factor. Further, the Compensation Committee took into account the fact that during 2022 the Separation was initially being considered by, and then was implemented by, the Board and as such, the compensation philosophy of the Compensation Committee in 2022 was significantly impacted by the Board’s intentions to effectuate the Separation.

The Compensation Committee retained Compensia, a national compensation consulting firm, to assist it in the determination of the key elements of our executive compensation programs, both before and after the Separation. See discussion in the “Setting Executive Compensation” section below for a discussion regarding the 2022 peer group. Compensia provided advice to the Compensation Committee with respect to competitive practices and the amounts and nature of compensation paid to executive officers in similar organizations. Compensia also advised on, among other things, structuring our various compensation programs and determining the appropriate levels of base salary, bonus and other long-term incentive compensation payable to our executive officers. Compensia reports to and is accountable to the Compensation Committee and may not conduct any other work for us without the authorization of the Compensation Committee. Compensia did not provide any services to us in 2022 beyond its engagement as an advisor to the Compensation Committee on executive and Board compensation matters. After review and consultation with Compensia, the Compensation Committee has determined that Compensia is independent and there is no conflict of interest resulting from retaining Compensia currently or during the year ended December 31, 2022. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards.

To aid the Compensation Committee in making its 2022 compensation determinations prior to the Separation, our former CEO Jon Kirchner, provided recommendations to the Compensation Committee regarding the compensation of all executive officers, excluding himself. Each NEO other than our former CEO, in turn, participated in an annual performance review with our former CEO to provide input about their contributions to our success for the period being assessed. The Compensation Committee gathered data on our former CEO’s performance through several channels, including qualitative and quantitative assessments of the Company’s performance, discussions with other members of the management team and discussions with other members of our Board of Directors. Each Compensation Committee meeting ordinarily includes an executive session without members of our management team present.

For purposes of our annual and long-term incentive compensation programs, corporate performance goals for 2022 awards were based on the Company’s 2022 financial plan as approved by our Board of Directors. Our former CEO, after discussions with the management team, then recommended a subset of these goals to the Compensation Committee as the corporate performance goals underlying our annual cash incentive bonus plan and performance-based equity awards for pre-Separation awards. We believe that the achievement of these performance goals is based on the successful efforts and contributions of our NEOs. As described below, the Compensation Committee retains the authority under our annual cash incentive plan to authorize bonus payments to our NEOs that are less than the bonus payments that would otherwise be awarded based on our achievement of the performance goals established for the plan.

Following the Separation, to aid the Compensation Committee in making certain one-time adjustments to the salaries and equity awards of our new executive officers, the Compensation Committee received additional information and recommendations from the new CEO, Paul E. Davis, supported with data from Compensia.

Setting Executive Compensation

The Compensation Committee reviews competitive compensation practices and the financial performance of comparable companies, typically, at least annually. Due to the Separation, the Compensation Committee’s initial assessment was updated in part following the Separation to take into account the new roles of certain of our executive officers. This analysis provides the necessary background to the Compensation Committee to ensure that compensation opportunities for our executive officers are competitive with compensation practices among comparable companies and that actual compensation paid to our executive officers is appropriately aligned with our performance in the past year.

Prior to the Separation of our product business, Compensia worked with the Compensation Committee to identify a peer group of companies to be used in the legacy Xperi Holding Corporation competitive assessment of 2022 compensation. In selecting peer

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companies, we used a number of targeted criteria designed to reflect our unique business structure. Given the limited number of directly comparable companies from a business perspective, the criteria were expanded in some cases to include companies that the Compensation Committee considered to be a close fit in terms of business focus and/or with which we might compete for executive talent. As a result, some companies may not satisfy all of the selection criteria. Our peer group prior to the Separation was based on the following criteria:

•
Industry: Companies in the semiconductor, semiconductor equipment, audio and imaging technology, IP licensing and other technology hardware sectors.
•
Revenue: Companies with revenues that were 0.4x to 2.5x our revenue.
•
Market Capitalization: Companies with market capitalizations that reflected the differences in our business model as a technology licensing company, which would not be accurately reflected if we selected peer companies based solely on annual revenue. We selected companies with a market capitalization that was generally within a range of 0.3x to 3.0x our market capitalization.
•
Geographic Location: Companies based in the U.S. with an emphasis on firms headquartered in the San Francisco Bay Area.

2022 PEER GROUP (LEGACY XPERI HOLDING CORPORATION, PRE-SEPARATION)
• 8x8 • Box • Commvault Systems • Consensus Cloud Solutions • Dolby Laboratories • Infinera • InterDigital • Knowles • LiveRamp Holdings	• Mandiant • MicroStrategy • NETGEAR • Plantronics • Semtech • Synaptics • Universal Display • Ziff Davis

Following the Separation of our product business, Compensia worked with the Compensation Committee to identify a peer group of companies to be used in the competitive assessment of 2022 compensation. The companies comprising the peer group were selected because the Compensation Committee, management and Compensia believed that they are representative of the type of companies which we currently, and may in the future, compete with for executive talent. In selecting peer companies, we used a number of targeted criteria designed to reflect our unique business structure. Given the limited number of directly comparable companies from a business perspective, the criteria were expanded in some cases to include companies that the Compensation Committee considered to be a close fit in terms of business focus and/or with which we might compete for executive talent. As a result, some companies may not satisfy all of the selection criteria. Our peer group is based on the following criteria:

•
Industry: Companies in the semiconductor, audio and imaging technology, IP licensing, software and other technology sectors.
•
Revenue: Companies with revenue that were 0.3x to 3.0x our revenue and we also reviewed revenue as compared to our annual billings.
•
Market Capitalization: Companies with market capitalizations that reflect the differences in our business model as a technology licensing company, which would not be accurately reflected if we selected peer companies based solely on annual revenue. We selected companies with a market capitalization that was generally within a range of 0.25x to 4.0x our market capitalization.
•
Geography Location: Companies based in the U.S. with an emphasis on firms headquartered in the San Francisco Bay Area.

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2022 PEER GROUP (ADEIA, POST-SEPARATION)
• Cass Information Systems • CEVA • Consensus Cloud Solutions • Dolby Laboratories • Every Holdings • EVERTEC • Gogo • InterDigital • Mitek Systems	• Open Lending • Progress Software • PubMatic • Rambus • Semtech • TechTarget • Thryv Holdings • Universal Display • Verra Mobility

Although we maintain the peer group for executive compensation and performance reference purposes, the peer group compensation data is limited to publicly available information and therefore does not necessarily provide comparisons for all officers. By contrast, survey data has the advantage of including data on executive positions beyond what is available in public filings, but may not be specific to the selected companies in the peer group. In light of this, the Compensation Committee also reviewed data from the Radford Executive Survey, filtered to public companies in the United States primarily from technology industries with revenues between $500 million and $3 billion for our NEOs (other than the CEO and CFO). With respect to the survey data presented to the Compensation Committee, the identities of the 166 individual companies included in the specified survey cut were not provided to the Compensation Committee, and the Compensation Committee did not refer to individual compensation information for such companies.

We believe that by utilizing both publicly available peer group data and the survey data from the published surveys in which we participate, we are able to develop the best set of robust competitive data reasonably available for use in making compensation decisions. The Compensation Committee, when making compensation adjustments for the NEOs, reviews the publicly available peer group data and the survey data to ensure that, following any compensation adjustment, the total compensation of NEOs falls within the Company’s guidelines.

Based on the objectives outlined above, the Compensation Committee strives to set target total direct compensation opportunity at competitive levels for the markets in which we compete for executive talent and that are appropriate for the skills, experience and performance of each individual. However, the Compensation Committee does not establish compensation levels based solely on benchmarking. The Compensation Committee instead relies on the judgment of its members in making compensation decisions regarding base salaries, target bonus opportunity and long-term equity incentive awards after reviewing our performance and carefully evaluating each NEO’s performance during the year, leadership qualities, business responsibilities, career with the Company, current compensation arrangements and long-term potential to enhance stockholder value. The Compensation Committee does not guarantee that any NEO will receive a specific market-derived compensation level.

In addition, the Compensation Committee has taken the approach of determining the mix of compensation elements, such as base salary, target bonus opportunity and equity awards, on an individual basis. The Compensation Committee allocates target total direct compensation between cash and equity compensation based on a number of objective and subjective factors, including competitive practices among the comparable companies, the role and responsibilities of the individual executive, and the nature of the behaviors the incentives are intended to motivate. The Compensation Committee’s philosophy is to balance compensation between long-term and short-term compensation, cash and non-cash compensation, and to take into account the roles and responsibilities of the individual executive.

Impact of 2022 “Say-on-Pay” Vote

We held our last “say-on-pay” vote in 2022 and 75.8% percent of the votes cast on such proposal were in favor of the compensation of the NEOs. In light of the Separation, the Compensation Committee determined that outreach to stockholders should be deferred to 2023 in order to allow stockholders to assess the Company’s compensation for 2022 and beyond on a post-Separation basis. The Compensation Committee will continue to take into account future stockholder advisory votes on executive compensation and other relevant market developments affecting executive officer compensation in order to determine whether any subsequent changes to our programs and policies are warranted to reflect stockholder concerns or to address market developments.

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EXECUTIVE COMPENSATION COMPONENTS

The graphic below includes the components of the NEOs’ 2022 compensation.

PSUs
RSUs
Performance Based Cash Incentives
Base Salary
Other
• To tie the interest of executives to the interest of our shareholders
• To retain key talent
• Performance-based equity
• To drive achievement of key business results
• To recognize individual based on their contributions
• Performance-based, not guaranteed
• To attract and retain talent
• Fixed base of compensation
• Benefits, 401K

Base Salary

The base salary for each executive officer is initially established through negotiation at the time the executive is hired or promoted into such role, taking into account the Company’s needs, the executive’s qualifications, experience, competitive market data, overall compensation arrangements, internal equity and relevant survey data. In determining whether to make subsequent adjustments to the base salaries of our executive officers, the Compensation Committee reviews information regarding compensation paid to individuals holding comparable positions at our peer group companies, as well as relevant market data from the applicable Radford Executive Compensation survey. In addition, the Compensation Committee will determine whether to approve increases to our executive officers’ base salaries based upon the Company’s performance, their individual performance in accomplishing functional or team goals, changes in duties and responsibilities and the recommendations of our CEO (except with respect to his own base salary). No formulaic or guaranteed base salary increases are provided to the NEOs. In general, the Compensation Committee does not attempt to set the various components of executive compensation at a certain target percentile within our peer group. The base salaries for each executive officer for 2022 are generally competitive with the peer and survey salary data reviewed by the Compensation Committee. As a result of the Separation, the Compensation Committee adjusted the salaries of certain executive officers to reflect their increased responsibility.

The actual base salaries paid to the NEOs during 2022 are set forth in the “2022 Summary Compensation Table."

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Annual Performance-Based Cash Incentive Bonus Opportunities

Our NEOs are eligible to receive an annual cash incentive bonus under our annual bonus plan, which we refer to as our MBO Plan. Dana Escobar participated in the Sales Incentive Compensation Plan (the “Commission Plan”) through April 2022, the details of which are discussed more fully in the section below entitled “Sales Incentive Compensation Plan”. During that time, Mr. Escobar was not eligible to participate in the 2022 MBO plan. Mr. Escobar’s target and maximum bonuses under the 2022 MBO Plan were adjusted to take into account the partial year during which he participated in the Commission Plan. The pre- and post-Separation target and maximum bonus opportunities for our NEOs participating in the 2022 MBO Plan, expressed as a percentage of base salary, are as follows:

Pre-Separation	Target	Maximum
Jon Kirchner(1)	100%	200%
Robert Andersen(1)	75%	150%
Samir Armaly(2)	100%	200%
Geir Skaaden(1)	75%	150%

(1) The employment of Messrs. Kirchner, Andersen and Skaaden with the Company terminated in connection with the Separation on October 1, 2022.

(2) On February 18, 2022, the Company and Mr. Armaly, who served as President of the Company’s IP business, mutually agreed that his employment with the Company would terminate effective as of March 1, 2022.

Post-Separation	Target	Maximum
Paul E. Davis(1)	100%	200%
Keith A. Jones(2)	75%	150%
Kevin Tanji(2)	60%	120%
Dr. Mark Kokes(2)	60%	120%
Dana Escobar(2)(3)	55%	110%

(1) In anticipation of Mr. Davis becoming CEO of the Company following the Separation, the Compensation Committee adjusted his bonus target from 65% to 100% for 2022 on June 1, 2022.

(2) Reflects increases to target bonuses effective following the Separation.

(3) Mr. Escobar commenced participation in the 2022 MBO Plan as of April 2022.

Participants may receive a smaller award (or no award) if we do not achieve a target level of performance and a larger award (capped at a level that provides executives an opportunity to earn larger awards by exceeding performance objectives based on the multiplier discussed below) if we exceed the target level of performance. Payments of above-target bonuses may be made in the Compensation Committee’s discretion, only if we exceed our corporate financial objectives.

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Performance Goals

Prior to the Separation, the Compensation Committee set certain bonus targets for our pre-Separation executive officers. Bonuses to be paid to our NEOs who participated in the 2022 MBO Plan prior to the Separation were to be based upon our achievement of specific pre-established corporate performance goals and upon an evaluation of the individual officer’s performance for their efforts tied to the corporate and operational goals for the year. The corporate performance goals for 2022 were a combination of financial goals (related to revenue and Non-GAAP operating income) and operational goals (related to operational excellence/Separation goals) that are all directly supportive of our short-term and long-term strategic plans. The weighted goal categories for each NEO who departed the Company as part of the Separation are set forth below. Those executive officers who left the Company during 2022, due to the Separation or otherwise, did not receive bonuses from us; those executive officers who became executive officers of SpinCo following the Separation participated in SpinCo’s bonus program.

	Financial Goals		Operational Goals
Pre-Separation NEO Participants	Revenue	Non-GAAP Operating Income	Execution in Product Commercialization / IP Licensing	Operational Excellence / Separation Goals(2)
Jon Kirchner	50%	30%	0%	20%
Robert Andersen	30%	30%	0%	40%
Samir Armaly(1)	30%	30%	20%	20%
Geir Skaaden	30%	30%	20%	20%

(1) For measuring Mr. Armaly’s performance against financial goals, 30% was weighted on 2022 MBO Plan revenue from IP Licensing and 30% was weighted on Non-GAAP operating income for the full Company.

(2) Separation goals included the target of the execution of the Separation by December 31, 2022.

In connection with the Separation, we set certain bonus targets for our post-Separation executive officers. Bonuses paid to our NEOs who participated in our 2022 MBO Plan following the completion of the Separation were based on certain goals for the fourth quarter of 2022 and upon an evaluation of the individual officer’s performance for their efforts tied to such corporate and operational goals. The corporate performance goals for the fourth quarter of 2022 were a combination of financial goals (related to revenue), operational goals (related to the execution of certain key license agreements, operational excellence post-Separation, and fulfillment of cross business obligations with SpinCo) that are all directly supportive of our short-term and long-term strategic plans. The weighted goal categories for 2022 for each NEO who participated in our 2022 MBO Plan following completion of the Separation are set forth below.

	Financial Goals		Operational Goals
Post-Separation NEO Participants	Revenue(1)	Execution of Specific License Agreements	Operational Excellence / Separation	Fulfill Ongoing Cross Business Obligations with SpinCo
Paul E. Davis	25%	25%	25%	25%
Keith A. Jones	25%	25%	25%	25%
Kevin Tanji	25%	25%	25%	25%
Dr. Mark Kokes	25%	25%	25%	25%
Dana Escobar	25%	25%	25%	25%

(1) The fourth quarter revenue goal was based on achieving the midpoint of our revenue guidance for the Company. For more information on the revenue goal of the 2022 MBO Plan, see the sections entitled “2022 Financial Goals and Achievement” and “Post-Separation Financial and Operational Goals,” below.

2022 Financial Goals and Achievement

For 2022, the Compensation Committee initially provided that a multiplier was to be applied to each NEO’s cash incentive bonus based on the level of attainment of stretch 2022 MBO Plan revenue and non-GAAP operating income, in accordance with the matrix below (the “2022 MBO Matrix”). The purpose of the multiplier matrix was intended to ensure pay-for-performance on a broader scale. The 2022 MBO Matrix was structured with a target 2022 MBO Plan revenue for the Company equal to $950.5 million and a target annual non-GAAP operating income (expressed as a percentage of 2022 MBO Plan revenue) equal to 33% of 2022 MBO Plan revenue.

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Performance at target for each goal would result in a multiplier of 1. Performance below target would result in a reduction to the financial measure with no amount payable if the threshold revenue goal is not attained. Performance above the stretch target is considered extraordinary and results in a multiplier above 1 up to a maximum of 2.

For 2022, the Compensation Committee determined that for our post-Separation executive officers, the only executive officers for whom the Company would make cash bonus payments, the 2022 MBO Plan multiplier would be a weighted average for the year reflecting the fact that the pre-Separation time period represented three-quarters of the year and the post-Separation time period represented one-quarter of the year. As a result, the Compensation Committee used an estimated pre-Separation 2022 MBO Plan revenue and pre-Separation non-GAAP operating income, which yielded a 2022 MBO Plan multiplier of 0.79 based on the 2022 MBO Matrix. This multiplier was applied to 75% of the executive officers’ bonuses. The Compensation Committee used a post-Separation 2022 MBO Plan consisting of financial and operational goals, which based on the Company’s attainment of such goals, yielded a 2022 MBO Plan multiplier of 1.0492. This multiplier was applied to 25% of the executive officers’ bonuses. This resulted in a weighted average multiplier of 0.8548. The multiplier application by NEO is set forth in the section below titled “2022 Annual Cash Incentive Bonuses”.

Post-Separation Financial and Operational Goals

Set forth below are the operational goals for purposes of the 2022 MBO Plan post-Separation. The evaluation of each NEO’s individual performance under the 2022 MBO Plan was based on an evaluation of the individual officer’s efforts tied to these operational goals.

Post-Separation Financial and Operational Goals
Target	Outcome
Category: Financial Goals
Revenue
Revenue target to finish 2022 with at least $437.5 million.	Revenue for the year ended December 31, 2022 was $438.9 million.
Execution of two specific key license agreements (one in consumer electronics and one in social media)	Successfully closed such specific key license agreements within expectation.
Category: Operational Goals
Operational Excellence / Separation
Successfully close out the year on a post- Separation basis including Q4 close, year-end audit and reporting and other Separation related activities.

Successfully managed closing out the year on post-Separation basis, including closing Q4, year-end audit and reporting and other Separation-related activities; business operating on a fully independent basis.

Fulfill Ongoing Cross Business Obligations with SpinCo.	Successfully fulfilled cross business obligations post-Separation.

2022 Annual Cash Incentive Bonuses

Based on both the pre- and post-Separation 2022 MBO Plan, the annual cash incentive bonuses under the 2022 MBO Plan paid to our NEOs who participated in the 2022 MBO Plan following the Separation were calculated as follows:

	Financial Goals		Performance Goals
Post-Separation Named Executive Officer	Revenue	Execution of Specific Key License Agreements	Operational Excellence / Separation	Fulfill Ongoing Cross Business Obligations with SpinCo	MBO Multiplier (A)(3)	Bonus Target $ (B)	Bonus Achieved (C = A * B)
Paul E. Davis	29.9% (of 25%)	25% (of 25%)	25% (of 25%)	25% (of 25%)	0.8548	$625,000	$534,250
Keith A. Jones(1)	29.9% (of 25%)	25% (of 25%)	25% (of 25%)	25% (of 25%)	0.3764	$311,250	$117,150
Kevin Tanji	29.9% (of 25%)	25% (of 25%)	25% (of 25%)	25% (of 25%)	0.8548	$240,000	$205,152
Dr. Mark Kokes	29.9% (of 25%)	25% (of 25%)	25% (of 25%)	25% (of 25%)	0.8548	$249,000	$212,845
Dana Escobar(2)	29.9% (of 25%)	25% (of 25%)	25% (of 25%)	25% (of 25%)	0.6055	$206,250	$124,881

(1) Mr. Jones started his role with the Company on August 8, 2022; therefore, the MBO multiplier was pro-rated.

(2) Mr. Escobar’s bonus target was pro-rated based on the date he was promoted into his current role. Mr. Escobar received incentive compensation as part of the Commission Plan, as discussed more fully in the section below entitled “Sales Incentive Compensation Plan.”

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(3) Represents the weighted average of the multipliers described above, whereby the Compensation Committee determined that 79% of the pre-Separation bonuses had been achieved and 104.92% of the post-Separation bonuses had been achieved.

Sales Incentive Compensation Plan

Mr. Escobar participated in the Commission Plan in 2022 in connection with his participation in a sales role from January to April of 2022 and was therefore not eligible to participate in the 2022 MBO Plan during that time. The Commission Plan is designed to compensate employees who are engaged in sales activities for sales performance and to reward such employees for delivering early and often during the plan year. Under the Commission Plan, compensation is paid as an advance by the 45th day following the close of the quarter and is deemed earned after the Company recognizes revenue and receives payment from a customer.

A portion of Mr. Escobar’s 2022 compensation came from his participation in the Commission Plan in 2022 in connection with his participation in a sales role from January to April of 2022. For the year ended December 31, 2022, Mr. Escobar earned aggregate commission compensation under the Commission Plan in the amount of $185,759, which was calculated based on target revenue quotas and target quotas for new sales contracts.

Long-Term Compensation

Our long-term equity incentive compensation program is intended to provide our executive officers with opportunities to participate in the appreciation of our stock price and to create unvested equity award value that will provide a financial incentive for executives to remain with and work for the continued success of the Company.

Our long-term equity incentive award program is generally comprised of three equity award vehicles, although the mix of such awards granted by the Compensation Committee to our NEOs may vary from year to year based on the Compensation Committee’s determinations regarding the appropriate incentives for such year:

•
Stock Option Awards: Stock options align the interests of management and stockholders by rewarding increases in stockholder value.
•
Restricted Stock Unit Awards (“RSU”): RSUs are used primarily in new hire executive packages and as part of our annual compensation review process. RSUs increase or decrease in value just as a traded share of common stock will, aligning executives’ interests with stockholders’ interests.
•
Performance-Based Vesting Restricted Stock Unit Awards (“PSUs”): PSUs are provided to our CEO and select NEOs. These awards are earned upon the achievement of certain strategic pre-established milestones and / or specific annual financial goals and are intended to align a significant portion of the executives’ compensation to Company performance.

2022 Equity Grants

The Compensation Committee determined that the annual equity awards granted to the NEOs in 2022 should consist of time-vesting RSU grants and PSU grants as set forth in the table below. The Compensation Committee determined that these two types of equity awards provided the appropriate balance of long-term incentives for our executive officers in 2022.
In setting the mix of the two types of equity awards for 2022, the Compensation Committee determined that a substantial portion of the equity grants should consist of awards that vest based on our performance, in the form of stock price appreciation. Accordingly, the Compensation Committee structured performance-based awards to account for 70% of Mr. Kirchner’s annual equity awards and 50% of all other executive officers’ annual equity awards prior to the Separation.

Target award values were established based on market data, individual performance and criticality and the retention value of existing equity awards. Pre-Separation, the Compensation Committee believed that the award values, combined with its mix of equity compensation vehicles, reflected our commitment to pay for performance, with resulting compensation above the median of our peers for performance that exceeds target goals and compensation below the median of our peers if our performance goals were not achieved.

The Compensation Committee approved a total target dollar value for each pre-Separation executive officer’s annual grants, which we refer to as the grant date target value. These grant date target values are based on the market data and other factors described above, and the allocation of such value to each of the two forms of equity awards is 70% PSUs and 30% RSUs for Mr. Kirchner and a 50%/50% mix of PSUs and RSUs for all other NEOs. The actual number of PSUs and RSUs granted on March 1, 2022 was calculated

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using the 30-day average stock price preceding the date of grant (dividing the applicable grant date target value by such stock price average to arrive at the target number of PSUs and the number of RSUs).

Treatment of Equity Based Compensation in the Separation

The Employee Matters Agreement provided for the treatment of outstanding equity awards in connection with the Separation. Except for the 2022 PSUs and the Key RSU Awards (as described below), all outstanding equity awards immediately prior to the Separation held by the Company’s employees and non-employee directors were converted into adjusted awards of both Adeia and SpinCo. The equity awards were adjusted based on the following principles:

•
For each award, the intent was to maintain the economic value of those awards before and after the Separation;
•
Other than the 2022 PSUs and the Key RSU Awards, the equity awards were converted into adjusted awards of both Adeia and SpinCo subject to the same terms and conditions in effect prior to the Separation; and
•
With respect to the 2022 PSUs and Key RSU Awards, each holder’s equity award was concentrated in his or her employer, such that the Company’s employees hold only the Company’s equity awards after the Separation, and SpinCo’s employees hold only SpinCo’s awards after the Separation.

The following table provides additional information regarding the treatment at Separation of each type of Company equity award:

Type of Award	Treatment at Separation
Stock Options

The Company’s stock option awards were converted into two separate option awards, an adjusted option to purchase the Company’s common stock and an option to purchase SpinCo’s common stock, with such awards subject to adjustments to maintain economic value.

RSUs other than the Key RSU Awards (“Specified RSUs”)	Holders of the Company’s Specified RSUs retained such Specified RSUs and also received RSUs relating to SpinCo’s common stock in respect of each Specified RSU held.
PSUs other than the 2022 PSU (“Specified PSUs”)

Holders of the Company’s Specified PSUs retained such Specified PSUs and also received a PSU relating to SpinCo’s common stock (“SpinCo PSU”) in respect of each Specified PSU held, with such awards adjusted to maintain economic value and subject to adjusted performance criteria. The stock price performance measures applicable to each SpinCo PSU are the same as those applicable to the corresponding Specified PSU, and for purposes of measuring the highest 30-day average stock price in the last six months of the three-year performance period and the stock price for purposes of the relative TSR modifier, the stock prices of the Company and SpinCo will be aggregated.

2022 PSUs

Holders of 2022 PSUs who were the Company’s employees following the Separation retained such 2022 PSUs and holders of 2022 PSUs who became SpinCo’s employees following the Separation received a PSU relating to SpinCo’s common stock in exchange for each Company PSU held, with such awards adjusted to maintain economic value and subject to adjusted performance criteria.

Key RSU Awards	Holders of Key RSU Awards (all of whom remained as the Company’s employees following the Separation) retained such Key RSU Awards, subject to adjustments to maintain economic value.

The following awards were granted in 2022 to NEOs who departed the Company as part of the Separation:

Pre-Separation Executive Officer	RSUs(1)(2)	PSUs (Target)(3)
Jon Kirchner	108,254	—
Robert Andersen	66,155	—
Samir Armaly	—	—
Geir Skaaden	72,170	—

(1) Amounts shown reflect the treatment at Separation of each Company equity award granted in 2022.

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(2) These awards were converted into adjusted awards of both the Company and SpinCo subject to the same terms and conditions in effect prior to the Separation.

(3) As a result of the conversion of equity awards upon Separation, a total of 252,594, 66,155, and 72,170 PSUs owned by Mr. Kirchner, Mr. Andersen and Mr. Skaaden, respectively, were cancelled during 2022 and were converted into equivalent SpinCo PSU awards.

Following the Separation, the Compensation Committee approved an award of one-time grants for the new executive officers in the form intended to reflect their increased responsibility levels from their prior roles with the Company. The information for each of our post-separation executive officers includes grants made to them prior to the time when they became executive officers, or in the case of Mr. Davis, assumed his role as CEO. The following awards were granted in 2022 to the NEOs who remained with the Company following the Separation:

Post-Separation Executive Officer	RSUs		PSUs
Paul E. Davis	450,104	(1)	478,612	(1)
Keith A. Jones	232,539	(2)	—
Kevin Tanji	88,937		32,220	(3)
Dr. Mark Kokes	63,937		—
Dana Escobar	80,781		—

(1) 414,019 RSUs and 478,612 PSUs were concentrated in the Company’s awards, with such awards adjusted to maintain economic value and subject to adjusted performance criteria (for PSUs). The remaining 36,085 of Mr. Davis’ RSUs were converted into adjusted awards of both the Company and SpinCo subject to the same terms and conditions in effect prior to the Separation.

(2) All awards were concentrated in the Company’s awards, with such awards adjusted to maintain economic value.

(3) All PSUs were concentrated in the Company’s awards, with such awards adjusted to maintain economic value and subject to adjusted performance criteria.

2022 PSU Vesting Criteria

Prior to the Separation, the 2022 PSU awards were structured to be based entirely on a three-year performance period (2022-2025) and are eligible to vest on a cliff basis, if at all, on the third anniversary of the grant date based upon the achievement of a three-year stock price appreciation target along with a relative TSR modifier, as reflected below(1). We carefully set the performance award goals to be rigorous and ultimately to align management and our stockholders’ interests. The target was set at a level the Compensation Committee determined to be competitively challenging, with the maximum metric requiring a higher level of performance. Further, the vesting of the performance awards is conditioned upon the grantee remaining employed with the Company through the vesting date.

The Compensation Committee structured the stock appreciation goal and TSR modifier to be based on a three-year measurement period, to enhance the long-term nature of the award and therefore incentivize sustained stock price performance, distinguish long-term incentive award and short-term incentive award goals and further align management with our long-term stockholder interests.

At the end of the 2022-2025 performance period, the Compensation Committee will determine the level of achievement of the stock price appreciation as well as the relative TSR achievement for the three-year performance period and then apply the resulting vesting factor to the grant amount to determine the total amount that will vest. Depending on the level of achievement, no shares will be issuable if performance is below threshold and twice the number of target shares will be issuable if maximum performance level is achieved.

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The range of threshold, target and maximum levels (with linear interpolation) for the three-year stock price performance and resulting vesting are as follows:

2022 PSUs granted on April 29, 2022
Stock Price Appreciation(2)	Payout (% Of Target)	Required % Increase
<$11.90	0%	<30%
$11.90	50%	30%
$12.82	100%	40%
$15.57	200%	70%

2022 PSUs granted on June 1, 2022(3)
Stock Price Appreciation(2)	Payout (% Of Target)	Required % Increase
<$11.77	0%	<30%
$11.77	50%	30%
$12.68	100%	40%
$15.40	200%	70%

(1) Excludes 2022 PSUs that were issued to Mr. Tanji on April 28, 2022 that were eligible to vest upon the Company successfully closing two key license agreements in 2022.

(2) Reflects the impact of the stock price conversion associated with the Separation. In connection with the Separation, the stock price appreciation goals applicable to the 2022 PSUs were equitably adjusted to account for the impact of the Separation.

(3) These additional 2022 PSUs were issued to Mr. Davis as a one-time initial grant for officially assuming the role of President of our IP business in June of 2022 that we do not anticipate recurring in future years.

The performance measurement is based on the appreciation of the 30-day average stock price preceding the date of grant ($16.39 for the 2022 PSUs granted in April 2022; $16.21 for the 2022 PSUs granted on June 1, 2022) and after taking into account the impact of the stock price conversion associated with the Separation. The performance metric is based on the highest 30-day average price in the last six months of the three-year performance period.

The relative TSR assessment uses the Russell 2000 Index as the benchmark and it will be calculated over the same 3-year period and will adjust the final payout by +/-20%. The relative TSR performance to be determined using the 90-trading-day average share price prior to both the beginning and the ending of the performance period. Any payout will be limited to 100% if the absolute TSR is negative.

Payout modifier levels range from 80% to 120% (with linear interpolation) for Adeia relative TSR percentile rank ranging from the 25th to the 75th percentiles as outlined in the following table.

Russell 2000 Percentile Ranking	TSR Modifier
≥ 75th	120%	Linear
50th	100%	Interpolation
≤ 25th	80%	between points

Shares shall vest upon the Committee’s certification of stock price performance and relative TSR at the end of the performance period subject to each participant’s continued employment or consulting relationship with the Company through the end of the performance period.

Other Compensation

Employee Benefits

We maintain a Section 401(k) Savings/Retirement Plan (the “401(k) Plan”) to cover eligible employees of the Company and any designated affiliate in the United States. The 401(k) Plan permits eligible employees to defer up to the maximum dollar amount allowed by law. The employees’ elective deferrals are immediately vested and non‐forfeitable upon contribution to the 401(k) Plan.

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We currently make discretionary matching contributions to the 401(k) Plan in an amount equal to 50% of deferrals up to a maximum of 3% of the participant’s eligible annual compensation and subject to certain other limits. Employer contributions to the Plan are vested as follows: 50% after one year of service, and 100% after two years of service.

Perquisites and Other Personal Benefits

Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including our executive officers. Other than as described in this section, we generally do not provide any special perquisites or health or welfare benefits to our NEOs that are not available to all of our employees.

POST-EMPLOYMENT COMPENSATION ARRANGEMENTS

In line with our practice before the Separation, we have entered into change in control severance agreements with our current NEOs to provide appropriate post-employment compensation arrangements in the event of certain terminations of employment, including in connection with a change in control of the Company. The Compensation Committee believes these types of agreements are essential in order to attract and retain qualified executives and promote stability and continuity in our senior management team. We believe that the stability and continuity provided by these agreements are in the best interests of our stockholders. For details, see “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” below.

OTHER COMPENSATION RELATED POLICIES

Stock Ownership Guidelines

We maintain stock ownership guidelines that apply to our (a) CEO, each other executive officer of the Company within the meaning of Exchange Act Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, and each other employee that reports directly to our CEO (each, an “Executive”) and (b) all non-employee members of the Board of Directors (each, a “Non-Employee Director”). Subject to a five-year grace period from the time he or she becomes an Executive, each Executive will be expected to own shares of common stock of the Company with a market value equal to the following amounts for as long as he or she remains an Executive:

Title	Ownership Threshold
Chief Executive Officer	Three times (3x) base salary
Other Executives	One times (1x) base salary

Subject to a three-year grace period from the time he or she joins the Board, each Non-Employee Director will be expected to own common stock of the Company with a market value equal to three times (3x) the value of the Non-Employee Director’s annual cash retainer (excluding any annual cash retainer for committee membership or chairmanship) for as long as he or she remains a Non-Employee Director. As of December 31, 2022, all Executive (including the CEO) and Non-Employee Directors were in compliance with the stock ownership guidelines or had additional time within which to come into compliance with such guidelines.

Insider Trading Policy

Our insider trading policy prohibits directors, executive officers, employees and all persons living in their households from trading any type of security, whether issued by the Company or other companies with which we do business, while aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Additionally, we restrict trading by our directors and executive officers, as well as other categories of employees who may be expected in the ordinary course of performing their duties to have access to material non-public information, to specified quarterly trading windows. The Company also reserves the right to enforce a blackout period, and, in its sole discretion, as a result of a major transaction or a significant event which would constitute material nonpublic information. Furthermore, our insider trading policy requires that certain specified individuals meet with representatives of our legal department to confirm that they are not in possession of material non-public information prior to trading any security of the Company during open window periods. Our insider trading policy also prohibits directors, executive officers, employees and all persons living in their households from purchasing Company stock on margin, pledging Company stock to secure margin or other loans, short selling Company stock or buying or selling put or call options on Company stock, or entering into other derivative contracts or hedging contracts.

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Clawback Policy

We have adopted a Compensation Recovery Policy, or a “clawback” policy, under which the Compensation Committee or the Board of Directors may require the reimbursement or forfeiture of incentive compensation from an executive officer in the event of restatement of the company’s financial results due to its material noncompliance with any financial reporting requirement under United States securities laws. We believe that by providing the Company with the appropriate power to recover incentive compensation paid to an executive officer in this situation, the Company demonstrates its commitment to strong corporate governance. Under our clawback policy, the Compensation Committee or the Board of Directors may require reimbursement from the executive officer for incentive compensation. The amount of incentive compensation that may be recovered is the portion of any bonus paid to, and any performance-based equity awards earned by, the executive officer that the executive officer would not have received if the Company’s financial results had been reported properly. The right to cause a forfeiture or recovery of incentive compensation applies to incentive compensation during the three-year period prior to the date on which the Company is required to prepare an accounting restatement. The Company intends to adopt a revised clawback policy regarding accounting restatements in accordance with the SEC’s adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 once such final rule is implemented by Nasdaq.

Derivatives Trading and Hedging Policy

Our insider trading policy prohibits the pledging, trading of derivatives or the hedging of our equity securities by our employees, including our executive officers, and directors. Specifically, they may not, at any time:

•
trade in any puts, calls or other derivative products involving company securities:
•
engage in any hedging transactions involving the Company’s securities; or
•
hold company securities in a margin account or pledge company securities as collateral for a loan.

Risk Assessment

In April of 2023, management of the Company assessed its compensation policies and programs for all employees for purposes of determining the relationship of such policies and programs and the enterprise risks faced by the Company and presented its assessment to the Compensation Committee. Based on its assessment, management recommended, and the Compensation Committee concluded, that none of our compensation policies or programs create risks that are reasonably likely to have a material adverse effect on the Company. In connection with their review, the management and the Compensation Committee noted certain key attributes of its compensation policies and programs that help to reduce the likelihood of excessive risk taking, which also apply to the Company’s compensation program, including:

•
The program design provides a balanced mix of cash and equity compensation, fixed and variable compensation and annual and long-term incentives.
•
Corporate performance objectives are designed to be consistent with the Company’s overall business plan and strategy, as approved by the Board of Directors.
•
Executive compensation is weighted more towards long-term equity compensation with the intention to discourage short-term risk taking.
•
The determination of executive incentive awards is based on a review of a variety of indicators of performance, including both financial and non-financial goals, reducing the risk associated with any single indicator of performance.
•
Incentive payments are capped at no more than 200% of target, which provides executives an opportunity to earn larger awards by exceeding performance objectives, but that does not create excessive risk by providing unlimited upside opportunities.
•
The Company’s equity awards generally vest over four-year periods or based upon the achievement of performance objectives over a period of three years. The multi-year vesting periods encourage focus on sustained earnings and mitigates risk taking in any one year.
•
The Compensation Committee has the right to exercise negative discretion over executive incentive plan payments.

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Tax and Accounting Considerations

Deduction Limitation

Section 162(m) of the Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its “covered employees” which generally includes all NEOs. While the Compensation Committee considers the tax deductibility of each element of executive compensation as a factor in our overall compensation program, the Compensation Committee retains the discretion to approve compensation that may not qualify for the compensation deduction.

Accounting Treatment

We account for stock-based awards to our employees under the rules of FASB ASC Topic 718, which requires us to record the compensation expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements

The Company provides for certain severance payments and benefits if an executive officer’s employment is involuntarily or constructively terminated. In addition, the Company provides enhanced severance payments and benefits if such a termination of employment occurs in connection with a change in control of the Company. Such severance payments and benefits are designed to alleviate the financial impact of an involuntary termination of employment through salary, bonus and health benefit continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance payments and benefits for those NEOs with whom we have entered into severance agreements are important because it may be difficult for these NEOs to find comparable employment within a short period of time following certain qualifying terminations of employment. The Company also believes these payments and benefits are a means of reinforcing and encouraging the continued attention and dedication of key executives of the Company to their duties of employment without personal distraction or a conflict of interest in circumstances which could arise from the occurrence of a change in control of the Company. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them, and providing change in control payments and benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

The Company extends change in control payments and benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These arrangements are intended to be competitive within our industry and company size and are necessary to attract highly qualified individuals and encourage them to remain employed with the Company. In making the decision to extend the benefits, the Compensation Committee relied on the assurances of its independent advisor that the programs are representative of market practice, both in terms of design and cost.

Amended and Restated Change in Control Severance Agreement with Paul E. Davis

On February 9, 2023, the Company entered into an amended and restated change in control severance agreement with Mr. Davis, the CEO (the “CEO Severance Agreement”). The CEO Severance Agreement amends and restates and supersedes in its entirety the Change in Control Severance Agreement by and between Xperi Holding Corporation (“Xperi”) and Mr. Davis, effective as of September 29, 2020, and supersedes in its entirety the Severance Agreement by and between Xperi and Mr. Davis, effective as of September 29, 2020.

The CEO Severance Agreement has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the CEO Severance Agreement will automatically be extended for twelve months following a change in control of the Company if the term would otherwise have expired during such period.

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The CEO Severance Agreement provides that, if Mr. Davis’ employment is terminated by the Company without cause or if Mr. Davis resigns for good reason, in each case, more than three months prior to a change in control or more than twelve months following a change in control, Mr. Davis will be entitled to receive the following payments and benefits:

•
Fully earned but unpaid base salary, reimbursement of business expenses incurred prior to the date of termination and accrued obligations in respect of all other benefits (collectively, the “Accrued Obligations”);
•
Lump sum cash payment in an amount equal to 150% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs, prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 18 months following the date of termination; and
•
Immediate acceleration of vesting, as of the date of termination, of outstanding equity awards scheduled to vest (or whose performance period ends) within twelve months following the date of termination (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

If Mr. Davis’ employment is terminated by the Company without cause or if Mr. Davis resigns for good reason, in each case, within three months prior to a change in control or within twelve months following a change in control, the CEO Severance Agreement provides that Mr. Davis will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 200% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 24 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of all outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

The severance payments and benefits (other than the Accrued Obligations) are subject to Mr. Davis’ execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the CEO Severance Agreement.

Severance Agreements with the Other Named Executive Officers

On February 9, 2023 the Company entered into severance agreements with each of (i) Keith Jones, the Company’s Chief Financial Officer; (ii) Dr. Mark Kokes, the Company’s Chief Licensing Officer & General Manager, Media; (iii) Kevin Tanji, the Company’s Chief Legal Officer and Corporate Secretary; and (iv) Dana Escobar, the Company’s Chief Licensing Officer & General Manager, Semiconductor (collectively, the “NEO Severance Agreements”).

Each of the NEO Severance Agreements has an initial term of three years, plus reoccurring one-year automatic renewals. The then-effective term of the NEO Severance Agreements will automatically be extended for twelve months following a change in control of the Company if the term would otherwise have expired during such period.

Each of the NEO Severance Agreements provide that, if the executive’s employment is terminated by the Company without cause more than three months prior to a change in control or more than twelve months following a change in control, the executive will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs, prorated based on the number of days elapsed as of the date of termination for the fiscal year in which the date of termination occurs; and
•
Continuation of health benefits for a period of up to 12 months following the date of termination.

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If the executive’s employment is terminated by the Company without cause or if the executive resigns for good reason, in each case, within three months prior to a change in control or within twelve months following a change in control, each NEO Severance Agreement provides that the executive will be entitled to receive the following payments and benefits:

•
The Accrued Obligations;
•
Lump sum cash payment in an amount equal to 100% of the sum of (i) annual base salary, plus (ii) target annual bonus for the fiscal year in which the date of termination occurs;
•
Continuation of health benefits for a period of up to 12 months following the date of termination; and
•
Immediate acceleration of vesting, as of the later of the date of termination or the date of such change in control, of all outstanding equity awards (with any performance-based awards vesting at target, except to the extent alternative acceleration is specifically provided for pursuant to the grant documents).

The severance payments and benefits (other than the Accrued Obligations) are subject to the respective executive’s execution of a general release of claims in favor of the Company and continued compliance with the confidentiality and proprietary rights covenant set forth in the NEO Severance Agreement.

Defined Terms Related to CEO Severance Agreement and NEO Severance Agreement

For purposes of the severance agreements, “cause” means, generally, an executive’s gross negligence or willful misconduct in the performance of his duties, the executive’s willful and habitual neglect of or failure to perform his duties, the executive’s commission of any material act of fraud, dishonesty or financial or accounting impropriety with respect to our Company which results in a personal benefit to the executive, the executive’s failure to cooperate with us in any investigation or formal proceeding initiated by a governmental authority or otherwise approved by our Board of Directors or the Audit Committee of the Board of Directors, the executive’s conviction of or plea of guilty or nolo contender to felony criminal conduct (other than moving vehicle violations), the executive’s material violation of our confidentiality and proprietary rights agreement or any similar agreement with the Company, or the executive’s material breach of any obligation or duty under the agreement or any written employment or other written policies of our Company.

For purposes of the severance agreements, “good reason” means, generally, a material diminution in the executive’s authority, duties or responsibilities, a material diminution in the executive’s base compensation or target bonus opportunity, unless such a reduction is imposed across-the-board to senior management, a material change in the geographic location at which the executive must perform his duties, or any other action that constitutes our material breach of the agreement.

For purposes of the severance agreements, “change in control” is generally defined as:

•
a merger or consolidation in which the Company is a party, or the sale of all or substantially all of the Company’s assets, in either case other than a transaction that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; or
•
the acquisition by any person of beneficial ownership of the Company’s securities representing more than 50% of the total combined voting power of the Company.

Amended 2020 Equity Incentive Plan

We routinely grant our executive officers stock awards pursuant to our Amended 2020 Equity Incentive Plan. In the event of a change in control, if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, the vesting of each outstanding award shall be subject to accelerated vesting such that 100% of the awards will become vested and exercisable or payable, as applicable.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished this report on executive compensation.

This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this proxy statement and is not repeated here.

In this context, the Compensation Committee hereby reports as follows:

1.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section contained herein with management.
2.
Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our Board of Directors, and our Board of Directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A for filing with the SEC.

April 12, 2023

COMPENSATION COMMITTEE DANIEL MOLONEY, CHAIR V SUE MOLINA TONIA O’CONNOR

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

2022 Summary Compensation of NEOs

Summary Compensation Table

The table below sets forth, for the year ended December 31, 2022, the salary and bonus earned by and other compensation paid to our NEOs. The reported compensation includes compensation earned pursuant to compensation programs adopted by the Company prior to October 1, 2022 and compensation earned under compensation programs adopted by the Company from October 1, 2022 to December 31, 2022 for all NEOs, including former Xperi Holding Corporation executive officers who were not employees of Adeia following the October 1, 2022 Separation or separated from the Company earlier in the year.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total($)
Paul E. Davis	2022	$507,917	$500,000	$10,119,620	$534,250	$10,500	$11,672,287
Chief Executive Officer
Keith A. Jones	2022	$165,057	$100,000	$2,143,385	$117,150	$3,650	$2,529,242
Chief Financial Officer
Kevin Tanji	2022	$374,086	—	$1,466,630	$205,152	$10,551	$2,056,419
Chief Legal Officer
Dr. Mark Kokes	2022	$384,793	—	$666,217	$212,845	$10,567	$1,274,422
Chief Licensing Officer & General Manager, Media
Dana Escobar	2022	$324,931	—	$1,008,205	$310,640	$10,537	$1,654,313
Chief Licensing Officer & General Manager, Semiconductor
Jon Kirchner(1)	2022	$562,500	—	$8,491,646	$455,625	$9,873	$9,519,644
Former Chief Executive Officer	2021	$736,667	—	$9,926,690	$593,880	$9,600	$11,266,837
	2020	$629,137	—	$8,382,998	$1,005,000	$63,256	$10,080,391
Robert Andersen(1)	2022	$322,083	—	$2,813,692	$198,197	$9,873	$3,343,846
Former Chief Financial Officer	2021	$410,000	—	$2,413,814	$239,825	$9,600	$3,073,239
	2020	$392,509	—	$2,561,883	$368,385	$43,257	$3,366,034
Samir Armaly(1)	2022	$93,750	—	$6,568,135	$495,347	$10,750	$7,167,982
Former President, IP Licensing	2021	$550,000	—	$5,780,301	$495,347	$19,200	$6,844,848
	2020	$506,250	—	$9,453,282	$1,006,500	$19,666	$10,985,698
Geir Skaaden(1)	2022	$330,833	—	$3,069,503	$205,031	$9,873	$3,615,241
Former Chief Products and Services Officer	2021	$410,000	—	$3,379,360	$234,905	$9,600	$4,033,865
	2020	$392,509	—	$2,561,883	$301,350	$39,228	$3,294,970

(1) Prior to the Separation, these NEOs were employees of the Company. Messrs. Kirchner, Andersen and Skaaden were not employees of the Company from and after the Separation on October 1, 2022. On February 18, 2022, the Company and Mr. Armaly, who served as President of the Company's IP business, mutually agreed that his employment with the Company would terminate effective as of March 1, 2022.

(2) Includes amounts deferred under the Company’s 401(k) Plan, the Xperi Holding Corporation 401(K) Plan, the Xperi Corporation 401(k) Plan or the TiVo Corporation 401(k) Plan as applicable, each a qualified deferred compensation plan under section 401(k) of the Internal Revenue Code.

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(3) Includes a cash bonus for Mr. Davis as a result of the added responsibility he assumed throughout the year and a signing-bonus for Mr. Jones.

(4) The dollar amount reported in the Stock Awards column is equal to the aggregate grant-date fair value of the RSU and PSU awards made during each reported fiscal year, calculated in accordance with FASB ASC Topic 718, without taking into account any estimated forfeitures related to service-vesting conditions. The assumptions used in the calculation of the FASB ASC Topic 718 grant-date fair value of each such award are set forth in Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. For RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The grant date fair value of PSUs awards that vest based on Company stock price appreciation was estimated utilizing the Monte Carlo valuation model, using the fair value of the Company’s common stock with the effect of market conditions on the date of grant, and assumes the performance goals will be attained. The grant-date fair values of the 2022 PSU awards assuming maximum attainment of the performance goals are as follow:

Grant Date Fair Value at Maximum Attainment ($)
Paul E. Davis(a)	$10,730,718
Kevin Tanji(a)	$364,906
Jon Kirchner(b)	—
Robert Andersen(b)	—
Geir Skaaden(b)	—

(a) Awards are presented after giving effect to the provisions of the Employee Matters Agreement, pursuant to which with respect to the 2022 PSUs and RSU Awards, each holder’s equity award were concentrated in his or her employer, such that Adeia Inc. employees will hold only Adeia Inc. awards after the Separation.

(b) As a result of the conversion of equity awards upon Separation in accordance with the Employee Matters Agreement, certain PSUs granted in 2022 were cancelled and converted into equivalent SpinCo PSU awards, as follows (calculated in accordance with FASB ASC Topic 718):

Grant Date Fair Value at Maximum Attainment ($)
Jon Kirchner	$9,154,007
Robert Andersen	$2,397,457
Geir Skaaden	$2,615,441

(5) Represents the annual cash incentive compensation, which is based on the level of attainment of corporate performance goals payable under the 2022 MBO Plan, and, for Mr. Escobar, compensation from participation in the Commission Plan in 2022 in connection with his participation in a sales role from January to April of 2022. For the year ended December 31, 2022, Mr. Escobar earned aggregate commission compensation under the Commission Plan in the amount of $185,759, which was calculated based on target revenue quotas and target quotas for new sales contracts.

(6) For each of the NEOs, the amounts in the “All Other Compensation” column for 2022 consists of the following payments and benefits paid by the Company to or on behalf of the NEOs.

Name	401(k) Employer Match ($)	Life Insurance Premiums ($)	Total ($)
Paul E. Davis	$9,150	$1,248	$10,398
Keith A. Jones	$3,113	$537	$3,650
Kevin Tanji	$9,150	$1,248	$10,398
Dr. Mark Kokes	$9,150	$1,248	$10,398
Dana Escobar	$9,150	$1,248	$10,398
Jon Kirchner	$9,150	$621	$9,771
Robert Andersen	$9,150	$621	$9,771
Samir Armaly	$9,150	$138	$9,288
Geir Skaaden	$9,150	$621	$9,771

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2022 Grants of Plan-Based Awards

The table below sets forth information concerning grants of plan-based awards in 2022 to our NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		Grant Date Fair Value of Stock and Option Awards ($)(4)
Paul E. Davis(5)	4/29/22	4/29/22	—	$625,000	$1,250,000	—	64,593	(7)	129,186	36,085		$1,294,477
	6/1/22	6/1/22	—	—	—	—	414,019	(7)	828,038	414,019		$8,825,143
Keith A. Jones(5)	8/15/22	8/15/22	—	$311,250	$622,500	—	—		—	232,539	(7)	$2,143,385
Kevin Tanji(5)	3/22/22	3/22/22	—	$240,000	$480,000	—	—		—	25,000		$435,500
	4/28/22	4/28/22	—	—	—	—	32,220	(7)	32,220			$364,906
	10/19/22	10/19/22	—	—	—	—	—		—	63,937		$666,224
Dr. Mark Kokes	10/19/22	10/19/22	—	$249,000	$498,000	—	—		—	63,937		$666,217
Dana Escobar	3/22/22	3/22/22	—	$206,250	$412,500	—	—		—	7,500		$130,642
	5/16/22	5/16/22	—	—	—	—	—		—	20,000		$322,380
	10/19/22	10/19/22	—	—	—	—	—		—	53,281		$555,183
Jon Kirchner(6)	4/29/22	4/29/22	—	—		—	—		—	108,254		$943,975
Robert Andersen(6)	4/29/22	4/29/22	—	—	—	—	—		—	66,155		$576,872
Geir Skaaden(6)	4/29/22	4/29/22	—	—	—	—	—		—	72,170		$629,322

(1) These awards were granted under the Company’s 2022 MBO Plan for NEOs. There are no threshold amounts for any NEO. See further details in the “Executive Compensation Components - Annual Performance-Based Cash Incentive Bonuses - 2022 Annual Cash Incentive Bonuses” section of the Compensation Discussion and Analysis section above

(2) For 2022, represents PSU awards with a three-year cliff vesting period based on Company stock price appreciation. The PSUs are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described in the “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

(3) Reflects RSUs that vest as follows: 25% of the shares subject to the equity awards will vest annually following the grant date of the award, subject to the NEO’s continued service as an employee, consultant or director of the Company on the applicable vesting date. The RSUs are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described and referenced under “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section.

(4) The amounts reflected in this column represent the grant date fair value, measured in accordance with ASC 718, excluding the effect of estimated forfeitures, and does not reflect whether the recipient has actually realized a financial benefit from these awards. For the methodology of how the grant date fair value is calculated for the stock and option awards, please see Note 14 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 1, 2023. For RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The grant date fair value of PSUs that vest based on Company stock price appreciation was estimated utilizing the Monte Carlo valuation model, using the fair value of the Company’s common stock with the effect of market conditions, and assumes the performance goals will be attained at target.

(5) Awards are presented after giving effect to the provisions of the Employee Matters Agreement. For further additional information regarding the treatment at Separation of each type of Company equity awards, see the “Treatment of Equity Based Compensation in the Separation” section of the Compensation Discussion and Analysis section above.

(6) As a result of the conversion of equity awards upon Separation in accordance with the Employee Matters Agreement, certain PSUs granted in 2022 were cancelled and converted into equivalent SpinCo PSU awards, as follows (calculated in accordance with FASB ASC Topic 718):

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Grant Date Fair Value at Maximum Attainment ($)
Jon Kirchner	$9,154,007
Robert Andersen	$2,397,457
Geir Skaaden	$2,615,441

(7) With respect to the 2022 PSUs and Key RSU Awards, in accordance with the Employee Matters Agreement, each holder’s equity award were concentrated in his or her employer. For further additional information regarding the treatment at Separation of each type of Company equity award, see the “Treatment of Equity Based Compensation in the Separation” section of the Compensation Discussion and Analysis section above.

2022 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth information concerning the number and value of unexercised stock options and unvested stock awards held by the NEOs at December 31, 2022:

		Option Awards (1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price (as adjusted) ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (3)	Market Value of Shares or Units of Stock That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Paul E. Davis(6)	10/14/2013	13,800	—	$20.43	10/14/2023	—	—	—	—
	3/1/2019	—	—	—	—	9,930	$94,136	—	—
	7/28/2020	—	—	—	—	17,506	$165,957	35,014	$331,933
	3/1/2021	—	—	—	—	21,354	$202,436	28,472	$269,915
	4/29/2022	—	—	—	—	36,085	$342,086	64,593	$612,342
	6/1/2022	—	—	—	—	414,019	$3,924,900	414,019	$3,924,900
Keith Jones(6)	8/15/2022	—	—	—	—	232,539	$2,204,470	—	—
Kevin Tanji(6)	7/1/2019	—	—	—	—	2,292	$21,728	—	—
	9/17/2020	—	—	—	—	17,230	$163,340	—	—
	3/9/2021	—	—	—	—	18,750	$177,750	—	—
	3/22/2022	—	—	—	—	25,000	$237,000	—	—
	4/28/2022	—	—	—	—	—	—	32,220	$305,446
	10/19/2022	—	—	—	—	63,937	$606,123	—	—
Dr. Mark Kokes(6)	11/15/2021	—	—	—	—	36,975	$350,523	—	—
	10/19/2022	—	—	—	—	63,937	$606,123	—	—
Dana Escobar(6)	9/15/2020	—	—	—	—	6,094	$57,771	—	—
	3/9/2021	—	—	—	—	5,625	$53,325	—	—
	3/22/2022	—	—	—	—	7,500	$71,100	—	—
	5/16/2022	—	—	—	—	20,000	$189,600	—	—
	10/19/2022	—	—	—	—	53,281	$505,104	—	—
Jon Kirchner(6)	2/14/2013	39,715	—	$10.81	2/14/2023	—	—	—	—
	3/13/2014	31,518	—	$10.75	3/13/2024	—	—	—	—
	7/28/2020	—	—	—	—	56,828	$538,729	265,196	$2,514,058
	3/1/2021	—	—	—	—	82,214	$779,389	255,778	$2,424,775
	4/29/2022	—	—	—	—	108,254	$1,026,248
Robert Andersen(6)	1/2/2014	39,000	—	$11.03	1/1/2024	—	—	—	—
	3/1/2019	—	—	—	—	15,887	$150,609	—	—
	7/28/2020	—	—	—	—	30,637	$290,439	61,274	$580,878
	3/1/2021	—	—	—	—	35,590	$337,393	47,454	$449,864
	4/29/2022					66,155	$627,149
Geir Skaaden(6)	2/13/2013	3,142	—	$10.42	2/13/2023	—	—	—	—
	3/13/2014	8,917	—	$10.75	3/13/2014	—	—	—	—
	3/1/2019	—	—	—	—	9,930	$94,136	—	—
	7/28/2020	—	—	—	—	30,637	$290,439	61,274	$580,878
	3/1/2021	—	—	—	—	49,827	$472,360	66,436	$629,813
	4/29/2022					72,170	$684,172

(1) Stock option awards have a ten-year term from the grant date. All stock option awards vest as follows: 1/4th of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO is employed with or retained as a consultant by the Company on the vesting dates. All stock option awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced under “Employment Contracts, Termination of Employment Arrangements and

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Change in Control Arrangements” section of the Compensation Discussion and Analysis section above. Equity awards listed for Messrs. Davis, Kirchner, Andersen and Skaaden for periods prior to June 1, 2020 were granted by Xperi Corporation, and were assumed by the Company in connection with Xperi Corporation’s merger with TiVo Corporation.

(2) Exercise prices reflect certain adjustments to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation.

(3) The RSU awards vest as follows: 25% of the shares subject to the equity awards will vest annually following the grant date, subject to the NEO’s continued service as an employee, consultant or director of the Company on the applicable vesting date. All RSUs are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced under the “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above. Equity awards listed for Messrs. Davis, Kirchner, Andersen and Skaaden for periods prior to June 1, 2020 were granted by Xperi Corporation, and were assumed by the Company in connection with Xperi Corporation’s merger with TiVo Corporation.

(4) This value is based on the December 30, 2022 closing price of our common stock of $9.48 as reported by the Nasdaq Global Select Market and for PSUs granted to the NEOs, at 100% of targets.

(5) Represents PSUs granted to the NEOs. The goals and objectives set by the Compensation Committee for the release of these PSUs are described in the “Equity Incentive Awards” section of the Compensation Discussion and Analysis section above. The PSUs are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described in the “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” section of the Compensation Discussion and Analysis section above.

(6) Awards are presented after giving effect to the provisions of the Employee Matters Agreement. For further additional information regarding the treatment at Separation of each type of Company equity award, see the “Treatment of Equity Based Compensation in the Separation” section of the Compensation Discussion and Analysis section above.

Outstanding Equity Awards in SpinCo at Fiscal Year-End

In addition to the Company awards set forth above, each of Messrs. Davis, Kirchner, Andersen and Skaaden have vested SpinCo option awards and each of Messrs. Davis, Tanji, Kokes, Escobar, Kirchner, Andersen and Skaaden have unvested SpinCo restricted stock unit awards that were granted by the Company prior to the Separation. In connection with the Separation, these awards were converted into both Company awards (reflected in the table above) and SpinCo awards, with certain adjustments to the underlying shares and terms of outstanding awards to preserve the aggregate intrinsic value of each award immediately after the Separation when compared to the aggregate intrinsic value immediately prior to the Separation. For further additional information regarding the treatment at Separation of each type of Company equity award, see the “Treatment of Equity Based Compensation in the Separation” section of the Compensation Discussion and Analysis section above. Although these awards are issued in SpinCo, equity, vesting of the awards is based on continued service with the Company.

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		Option Awards (1)			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Paul E. Davis	10/14/2013	5,520	$20.43	10/14/2023	—	—	—	—
	3/1/2019	—	—	—	3,972	$34,199	—	—
	7/28/2020	—	—	—	7,002	$60,291	14,006	$120,588
	3/1/2021	—	—	—	8,542	$73,543	11,389	$98,058
	4/29/2022	—	—	—	14,434	$124,277	—	—
Kevin Tanji	7/1/2019	—	—	—	917	$7,894	—	—
	9/17/2020	—	—	—	6,892	$59,340	—	—
	3/9/2021	—	—	—	7,500	$64,575	—	—
	3/22/2022	—	—	—	10,000	$86,100	—	—
Dr. Mark Kokes	11/15/2021	—	—	—	14,790	$127,342	—	—
Dana Escobar	9/15/2020	—	—	—	2,438	$20,988	—	—
	3/9/2021	—	—	—	2,250	$19,373	—	—
	3/22/2022	—	—	—	3,000	$25,830	—	—
	5/16/2022	—	—	—	8,000	$68,880	—	—
Jon Kirchner	2/14/2013	15,886	$10.81	2/14/2023	—	—	—	—
	3/13/2014	12,607	$10.75	3/13/2024	—	—	—	—
	7/28/2020	—	—	—	22,732	$195,723	106,078	$913,335
	3/1/2021	—	—	—	32,886	$283,145	102,311	$880,899
	4/29/2022	—	—	—	43,302	$372,827
Robert Andersen	1/2/2014	20,800	$11.03	1/1/2024	—	—	—	—
	3/1/2019	—	—	—	6,355	$54,715	—	—
	7/28/2020	—	—	—	12,255	$105,514	24,510	$211,028
	3/1/2021	—	—	—	14,236	$122,572	18,982	$163,432
	4/29/2022				26,462	$227,838
Geir Skaaden	2/13/2013	1,257	$10.42	2/13/2023	—	—	—	—
	3/13/2014	3,567	$10.75	3/13/2014	—	—	—	—
	3/1/2019	—	—	—	3,972	$34,199	—	—
	7/28/2020	—	—	—	12,255	$105,514	24,510	$211,028
	3/1/2021	—	—	—	19,931	$171,604	26,575	$228,811
	4/29/2022	—	—	—	28,868	$248,553	—	—

(1) Stock option awards have a ten-year term from the grant date. All stock option awards vest as follows: 1/4th of the shares subject to the equity awards will vest annually following the grant date, to the extent the NEO is employed with or retained as a consultant by the Company on the vesting dates. All stock option awards are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change in Control Arrangements” section.

(2) The RSUs vest as follows: 25% of the shares subject to the equity awards will vest annually following the grant date, subject to the NEO’s continued service as an employee, consultant or director of the Company on the applicable vesting date. All RSUs are subject to acceleration of vesting pursuant to agreements entered into with the respective NEO as described and referenced below in the “Employment Contracts, Termination of Employment Arrangements, and Change in Control Arrangements” section.

(3) This value is based on the December 31, 2022 closing price of SpinCo’s common stock of $8.61 as reported by NASDAQ Global Select Market and for the PSUs granted to the NEOs, at 100% of target.

(4) Represents PSUs granted to the NEOs with a three-year cliff vesting period. The value and the vesting of such PSUs are generally linked to one or more performance goals or certain market conditions determined by the Company, in each case on a specified date or over three years, and may range from zero to 200% of the grant. The PSU awards are subject to acceleration of vesting pursuant to agreements entered into with the NEOs as described below in the “Employment Contracts, Termination of Employment Arrangements, and Change in Control Arrangements” section.

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2022 Option Exercises and Stock Vested

The table below sets forth information concerning the number of shares acquired on exercise of option awards and vesting of stock awards in 2022 and the value realized upon vesting by such officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Paul E. Davis	33,302	$558,073
Kevin Tanji	18,862	$297,188
Dr. Mark Kokes	17,255	$207,676
Dana Escobar	4,923	$79,232
Jon Kirchner(2)	55,819	$933,213
Robert Andersen(2)	53,070	$889,125
Samir Armaly(3)	390,040	$6,526,615
Geir Skaaden(2)	51,858	$868,763

(1) Amounts realized from the vesting of stock awards are calculated by multiplying the number of shares that vested by the fair market value of a share of our common stock on the vesting date.

(2) Former executive officer of legacy Xperi Holding Corporation.

(3) Mr. Armaly separated from the Company on March 1, 2022, and a portion of his unvested stock awards were accelerated.

2022 PENSION BENEFITS

We do not offer any plans that provide for specified retirement payments and benefits other than a tax-qualified 401(k) plan generally available to all employees.

2022 NONQUALIFIED DEFERRED COMPENSATION

We do not offer nonqualified deferred compensation.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment, assuming (1) that the termination and/or change in control, if applicable, occurred on December 31, 2022, and (2) a price per share of our common stock of $10.15, which represents the closing market price of our common stock as reported by the Nasdaq Global Select Market on December 30, 2022, the last trading day of 2022. The following table reflects the payments and benefits that would have arisen under the employment arrangements and the severance and change in control severance agreements in effect with the NEOs on December 31, 2022. Messrs. Jones, Tanji, Kokes and Escobar did not enter into their severance agreements with the Company until February 2023. Accordingly, no amounts are included for such individuals in the table below. For more information on the terms of the severance agreements with Messrs. Jones, Tanji, Kokes and Escobar, see “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” above. Messrs. Kirchner, Andersen, Armaly, and Skaaden are former executive officers of legacy Xperi Holding Corporation, whose employment with the Company terminated, with respect to Mr. Armaly, on March 1, 2022, and with respect to the other individuals, upon the separation of the product business on October 1, 2022. Accordingly, the amounts reported reflect the amounts actually received in connection with the NEO’s termination.

Name	Triggering Event	Cash Severance	Value of Stock Award Acceleration	Health Benefits	Total
Paul E. Davis(1)	Resignation for Good Reason or Termination Other Than for Cause More Than 60 Days Prior or More Than 18 Months Following a Change in Control	$1,250,000	—	$26,715	$1,276,715
	Resignation for Good Reason or Termination Other Than for Cause Within 60 Days Prior or 18 Months Following a Change in Control	$1,250,000	$9,868,604	$26,715	$11,145,319
Samir Armaly	Severance Agreement dated February 18, 2022	$495,000	$6,526,615	$7,922	$7,029,537

(1) Reflects payments that Mr. Davis would have received under his legacy Severance Agreement (the “Legacy Severance Agreement”) and Change in Control Severance Agreement (the “Legacy CIC Severance Agreement,” together with the Legacy Severance Agreement, the “Legacy Agreements”) with Xperi Holding Corporation, each dated as of September 29, 2020. On February 9, 2023, the Company entered into an amended and restated change in control severance agreement with Mr. Davis, which amends and restates and supersedes in its entirety the Legacy CIC Severance Agreement and supersedes in its entirety the Legacy Severance Agreement. For more information on the terms of the amended and restated change in control severance agreement with Mr. Davis, see “Employment Contracts, Termination of Employment Arrangements and Change in Control Arrangements” above. Under the Legacy Agreements, if Mr. Davis was terminated without Cause or resigned for Good Reason (for purposes of the Legacy CIC Severance Agreement, in either case, within 60 days prior to a Change in Control or within 18 months following a Change in Control) (each, as defined in the applicable Legacy Agreement), Mr. Davis would have been entitled to receive, without duplication of payments or benefits, as applicable: (i) accrued obligations; (ii) severance pay in an amount equal to 100% multiplied by the sum of (x) Mr. Davis’ annual base salary as in effect immediately prior to the date of termination, plus (y) Mr. Davis’ target annual bonus for the calendar year in which the termination occurs (which bonus, for purposes of the Legacy Severance Agreement, would have been prorated for the portion of the calendar year that elapsed prior to the date of Mr. Davis’ termination); (iii) continuation of health (including medical and dental) insurance benefits substantially similar to those provided to Mr. Davis and his or her dependents immediately prior to the date of termination for 12 months; and (iv) solely with respect to the Legacy CIC Severance Agreement, full vesting and/or exercisability of all outstanding stock awards (with performance awards deemed achieved at target) as of the later of (x) the date of termination or (y) the date of the Change in Control.

58 | ADEIA - Proxy Statement

CEO PAY RATIO DISCLOSURE

Rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (as subsequently defined by the SEC under Item 402(c)(2)(x) of Regulation S-K) require us to disclose the ratio of our CEO’s annual total compensation to the annual total compensation of the “median compensated” employee of all our employees other than our CEO. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll records and the methodology described below. Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

To identify our median employee from our employee population in 2022, we compared the base pay and annual incentive awards of our employees as reflected in our records for 2022. This compensation measure was consistently applied to all our employees included in the calculation. For simplicity, we calculated annual base pay using a reasonable estimate of the hours worked during 2022 for hourly employees and actual salary paid for our remaining employees. We also annualized the compensation of any permanent employees who were hired during 2022 and were working for us on December 31, 2022. Base pay and annual incentive amounts for our employees outside the U.S. were converted to U.S. dollars using the average currency exchange rates for the year in each country. We determined that, as of December 31, 2022 our employee population consisted of approximately 115 individuals, with 112 employees in the United States and three employees outside the United States.

The fiscal 2022 annual total compensation for the median employee was calculated at $246,490, and the annual total compensation of our CEO, Paul E. Davis, was $11,880,120, which reflects the compensation in the summary compensation table above for services as a CEO annualized. Therefore, the ratio of annual total compensation of our Chief Executive Officer to our median employee for fiscal 2022 was 48 to 1.

PAY VERSUS PERFORMANCE

As required by new pay versus performance (“PVP”) rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the following Pay Versus Performance table (“PVP Table”) provides SEC-required information about executive compensation for our principal executive officers (“PEO”) and non-PEO NEOs for 2020, 2021 and 2022 (each a “Covered Year”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

•
The information in columns (b) and (d) of the PVP Table comes directly from our Summary Compensation Tables, without adjustment.
•
As required pursuant to Item 402(v) of Regulation S-K, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable NEOs. However, these CAP amounts may not necessarily reflect compensation actually earned, realized or received by the NEOs for their service in the Covered Years, respectively.
•
More information on our compensation program and decisions for the 2022 performance year can be found in the Compensation Discussion and Analysis sections above.

59 | ADEIA - Proxy Statement

Pay Versus Performance Table

The following table sets forth certain information regarding the compensation of our NEOs in comparison to different financial performance measures.

Pay Versus Performance
							Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for First PEO (b)(1)	Compensation Actually Paid to First PEO (c)(1)(2)	Summary Compensation Table Total for Second PEO (b)(1)	Compensation Actually Paid to Second PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (d)(1)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(2)	Total Shareholder Return (f)(3)	Peer Group Total Shareholder Return (g)(3)	Net Income (Loss) (h)(4)	Company- Selected Measure: Revenue (i)(5)
2022	$11,672,287	$11,549,710	$9,519,644	$(5,788,968)	$3,091,638	$(66,111)	$94	$110	$(295,880,000)	$438,933,000
2021	N/A	N/A	$11,266,837	$6,106,157	$4,351,075	$2,273,331	$106	$138	$(55,457,000)	$391,212,000
2020	N/A	N/A	$10,080,391	$10,208,879	$5,321,481	$6,081,397	$117	$120	$146,762,000	$515,919,000

(1) Paul E. Davis served as our PEO for the last quarter of 2022, following the Separation, and is listed as the “First PEO”. Jon Kirchner served as our PEO for all of 2020, 2021, and the first three quarters of 2022, prior to Separation, and is listed as the “Second PEO”. For 2022, our non-PEO NEOs consisted of Keith Jones, Kevin Tanji, Mark Kokes, Dana Escobar, Robert Andersen, Samir Armaly, and Geir Skaaden. For 2021 and 2020, our non-PEO NEOs consisted of Robert Andersen, Samir Armaly, Matt Milne, and Geir Skaaden. The total compensation for 2022 of our First PEO and post-Separation Non-PEO NEOs includes initial grants, sign-on bonuses and other compensation that we do not anticipate recurring in future years.

(2) The values included in columns (c) and (e) reflect the amount set forth in columns (b) and (d), respectively, for each Covered Year, with the following adjustments in accordance with Item 402(v) of Regulation S-K.

PEO
		2020	2021	2022
	Summary Compensation Table - Total Compensation (column (b))	N/A	N/A	$11,672,287
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	N/A	N/A	$10,119,620
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	N/A	N/A	$11,246,057
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	N/A	N/A	$(1,177,348)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	N/A	N/A	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	N/A	N/A	$(71,666)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	N/A	N/A	$—
+	Value of Dividends or Other Earnings Paid On Stock or Option Awards in the Covered Fiscal Year Prior to the Vesting Date That Are Not Otherwise Included in the Total Compensation for the Covered Fiscal Year	N/A	N/A	$—
	Compensation Actually Paid (column (c))			$11,549,710

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PEO 2
		2020	2021	2022
	Summary Compensation Table - Total Compensation (column (b))	$10,080,391	$11,266,837	$9,519,644
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$8,382,998	$9,926,690	$8,491,646
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$9,135,315	$7,039,185	$1,399,078
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$88,937	$(2,287,824)	$(8,093,722)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(712,766)	$14,649	$(122,322)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—
+	Value of Dividends or Other Earnings Paid On Stock or Option Awards in the Covered Fiscal Year Prior to the Vesting Date That Are Not Otherwise Included in the Total Compensation for the Covered Fiscal Year	$—	$—	$—
	Compensation Actually Paid (column (c))	$10,208,879	$6,106,157	$(5,788,968)

NEO Average
		2020	2021	2022
	Summary Compensation Table - Total Compensation (column (d))	$5,321,481	$4,351,075	$3,091,638
-	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	$4,139,916	$3,560,617	$2,533,681
+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	$4,848,196	$2,684,150	$1,062,294
+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	$83,409	$(1,202,795)	$(777,596)
+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—
+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(31,774)	$1,518	$(565,915)
-	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$342,852
+	Value of Dividends or Other Earnings Paid On Stock or Option Awards in the Covered Fiscal Year Prior to the Vesting Date That Are Not Otherwise Included in the Total Compensation for the Covered Fiscal Year	$—	$—	$—
	Compensation Actually Paid (column (c))	$6,081,397	$2,273,331	$(66,111)

(3) For each of the Covered Years, total shareholder return (“TSR”) for the Company and the Peer Group was calculated based on a deemed fixed investment of $100 for the period starting at market close on December 31, 2019. For purposes of this PVP, our selected Peer Group consists of the Russell 2000 Index, an independently prepared market capitalization weighted index. Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

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(4) Net income (loss) is presented on a consolidated basis and therefore includes net loss attributable to the product business of $(434,272,000), $(123,440,000), and $(93,044,000) for the nine months ended September 30, 2022 and the years ended December 31, 2021 and 2020, respectively. Therefore, net income from continuing operations for all such periods was $138,392,000, $67,983,000, and $239,806,000, respectively.

(5) We consider our TSR our most important financial performance measure used to link compensation actually paid to our Company performance for 2022. As TSR is already required to be disclosed in the PVP Table in accordance with Item 402(v) of Regulation S-K, our next most important measure, Revenue, is selected since it is included in both the pre- and post-Separation 2022 MBO Plan. The Company's selected measure of revenue excludes $366,730,000, $486,484,000 and $376,101,000 of revenue attributable to the product business for the nine months ended September 30, 2022 and the years ended December 31, 2021 and 2020, respectively. The revenue attributable to the product business was a factor in measuring the Second PEO's performance for all such periods.

Compensation Actually Paid versus Financial Performance

The following graphical comparisons provide descriptions of the relationships between certain figures included in the PVP Table for each of the Covered Years, including: (a) a comparison between our cumulative TRS and the cumulative total TSR of the Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the PVP Table, as well net income from continuing operations outlined in footnote 5 of the PVP Table. In addition, we have included a comparison between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) net income from continuing operations, which is not required pursuant to Item 402(v) of Regulation S-K, but which we believe provides helpful additional context regarding the link between compensation actually paid and Company performance.

Compensation Actually Paid vs. TSR

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Compensation Actually Paid vs. Revenue

Compensation Actually Paid vs. Net Income

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Compensation Actually Paid vs. Net Income from Continuing Operations

) Relationship Between Pay and Performance

Due to the leverage of our executive compensation program toward long-term incentives through grants of PSUs and RSUs, CAP is most impacted by changes in our stock price over the vesting period of the awards. The CD&A describes in greater detail the Compensation Committee’s emphasis on “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation.

Tabular List of Financial Performance Measures

The financial performance measures listed below are our unranked most important financial performance measures used to link PEO and non-PEO CAP to our Company performance in 2022.

•
TSR
•
Revenue
•
Non-GAAP operating income

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PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

This proxy statement includes extensive disclosure regarding the compensation of our named executive officers under the headings “Compensation Discussion and Analysis” and “Compensation of Executive Officers.” Section 14A of the Exchange Act, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, requires us to submit to our stockholders a nonbinding advisory resolution to approve the compensation of the named executive officers disclosed in this proxy statement, commonly referred to as a say-on-pay vote. When determining how often to hold a stockholder advisory vote to approve executive compensation, the Board of Directors took into account the strong preference for an annual vote expressed by stockholders of legacy Xperi Corporation at its 2017 Annual Meeting. Accordingly, the Board of Directors determined that we will hold an annual advisory stockholder vote to approve the compensation of our named executive officers until the next say-on-pay frequency vote, which is to be considered by the Stockholders as Proposal 3 at this Annual Meeting.

VOTING AND BOARD OF DIRECTORS’ RECOMMENDATION

The Board of Directors has approved the submission of the following resolution to the Company’s stockholders for approval at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the 2023 Proxy Statement pursuant to Item 402 of Regulation S-K, including the disclosure under the headings ’Compensation Discussion and Analysis’ and ’Compensation of Executive Officers,’ is hereby approved."

As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, the Company’s executive compensation program is designed to attract, motivate and retain talented executives that will drive the Company’s financial, operational and strategic objectives while creating long-term stockholder value. The compensation program is designed to achieve these objectives through a combination of the following types of compensation: base salaries, short‐term performance‐based cash incentives, and long‐term incentives delivered in the form of equity compensation that is earned over a multi‐year period. Base salary is intended to provide a baseline level of compensation for our named executive officers. The remaining types of compensation, which in the aggregate represent the majority of our named executive officers’ target total compensation opportunities, tie compensation directly to the achievement of corporate and individual objectives, increases in our stock price, or both.

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to approve the compensation of the named executive officers as disclosed in this proxy statement.

The stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on the Company, the Board of Directors, or the Compensation Committee. Although the vote is non-binding, the Compensation Committee and Board of Directors value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Abstentions have the same effect as negative votes on this proposal. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

The Board of Directors recommends a vote “FOR” approval of the foregoing resolution.

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PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act and related SEC rules require us to seek a non-binding, advisory vote of stockholders at least once every six years to determine whether non-binding advisory votes on executive compensation should be held every one, two or three years. Accordingly, in connection with this Proposal No. 3, stockholders may vote that future non-binding advisory votes on executive compensation be held as follows:

•
Every one year;
•
Every two years; or
•
Every three years.

Stockholders may also abstain from voting on this Proposal No. 3. We urge stockholders to review the information presented in connection with Proposal No. 2 in this Proxy Statement, as well as the “Compensation Discussion and Analysis” section, compensation tables and related narrative discussion in this Proxy Statement for a more detailed discussion of our compensation programs and policies and the compensation paid to our named executive officers.

Our stockholders voted on a similar proposal in 2017 and approved the holding of a non-binding advisory vote on the compensation of our named executive officers every year. The Board continues to believe that holding a non-binding advisory vote on executive compensation every year is most appropriate for Adeia and recommends that stockholders vote to hold such non-binding advisory votes in the future every year. The Board believes that holding a non-binding advisory vote every year offers the closest alignment with Adeia’s approach to executive compensation and its underlying philosophy that seek to enhance the long-term growth of the company and to attract, retain and motivate our executive officers over the long term. The Board believes a yearly cycle for the non-binding advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Adeia’s business and results of operations.

Although this vote on the frequency of future advisory votes on executive compensation is advisory and non-binding, the Board and the Compensation Committee value stockholders’ opinions and will consider the outcome of the vote when considering the frequency of future non-binding advisory votes on executive compensation.

The Board of Directors unanimously recommends a vote for “ONE YEAR” under Proposal 3.

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PROPOSAL 4 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

FEES FOR PROFESSIONAL AUDIT SERVICES

The following is a summary of fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2022 and 2021:

	2022		2021
Audit Fees(1)	$4,628,000		$4,650,000
Audit-Related Fees(2)	875,000	(5)	2,571,000	(5)
Tax Fees(3)	568,200	(5)	724,000	(5)
All Other Fees(4)	3,000		243,000
Total Fees	$6,074,200		$8,188,000
(1)
Represents the aggregate fees billed for the audit of the Company’s financial statements, review of the financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years.
(2)
Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees."
(3)
Represents the aggregate fees billed for tax compliance, advice and planning.
(4)
Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees” or “tax fees."
(5)
Consists primarily of services in connection with the Separation.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

Before an independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. All non-audit services provided by PricewaterhouseCoopers LLP during 2022 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

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VOTING AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP. Abstentions have the same effect as negative votes on this proposal. We do not expect to have any broker non-votes for this proposal because this proposal is considered a “routine” matter for which the broker has the discretionary authority to vote on behalf of the beneficial owners.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the “Audit Committee”) has furnished this report concerning the independent audit of the Company’s financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market regulations. A copy of the Audit Committee Charter is available on the Company’s website at http://www.adeia.com.

The Audit Committee’s responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’ qualifications and independence, and the performance of the Company’s internal audit function and the independent registered public accounting firm.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s financial statements for the year ended December 31, 2022 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without management present, their evaluation of the Company’s internal accounting controls and overall quality of the Company’s financial reporting. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 1301, as amended (Communication with Audit Committees), as modified or supplemented. The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence) and the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP from the Company and the Company’s management.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

February 27, 2023

AUDIT COMMITTEE V SUE MOLINA, CHAIR TONIA O’CONNOR RAGHAVENDRA RAU

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2014, we entered into an employment relationship with Bill Neighbors. Mr. Neighbors served as legacy Xperi Holding Corporation’s Chief Content Officer and Director until the Separation of the product business on October 1, 2022. Mr. Neighbors is the brother-in-law of Jon Kirchner, legacy Xperi Holding Corporation’s Chief Executive Officer and Director prior to the Separation of the product business. Mr. Neighbors’ base annual salary was $330,000. As part of his compensation, Mr. Neighbors received annual equity grants that were scheduled to vest between March 1, 2023 and March 1, 2026 but became equity awards of SpinCo. in connection with the Separation. Following the Separation, neither Mr. Neighbors, nor Mr. Kirchner are currently employed by Adeia Inc.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. As permitted by the Delaware General Corporation Law, we have adopted provisions in our Amended and Restated Certificate of Incorporation that limit or eliminate the personal liability of our directors to us for monetary damages for a breach of their fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or
•
any transaction from which the director derived an improper personal benefit.

Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, we are obligated, to the maximum extent permitted by Delaware law, to indemnify each of our directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. A “director” or “officer” includes any person who is or was a director or officer of us, is or was serving at our request as a director or officer of another enterprise or was a director or officer of a corporation which was a predecessor corporation of us or of another enterprise at the request of the predecessor corporation. Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, we also have the power to indemnify our employees to the extent permitted under Delaware law. Our Amended and Restated Certificate of Incorporation and Bylaws provide that our Board of Directors may authorize the advancement of expenses for the defense of any action for which indemnification is required or permitted. Our Amended and Restated Certificate of Incorporation and Bylaws permit us to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of us or, at our request, served in such a capacity for another enterprise.

We have entered into indemnification agreements with each of our directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Delaware law, and that may provide additional procedural protection. The indemnification agreements require us, among other things, to:

•
indemnify officers and directors against certain liabilities that may arise because of their status as officers or directors; and
•
advance expenses, as incurred, to officers and directors in connection with a legal proceeding, subject to limited exceptions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation or proceeding that may result in claims for indemnification.

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

As provided by the Company’s written Audit Committee Charter, the Audit Committee must review all related party transactions on an ongoing basis, and approve any related party transaction. The Company’s written Code of Business Conduct and Ethics Policy requires that all directors, officers and employees make appropriate disclosure of any situation that could give rise to a conflict of interest to the Company’s Chief Legal Officer.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2022, Ms. Molina, Ms. O’Connor and Mr. Moloney served as members of the Compensation Committee. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries during their appointment on the Compensation Committee. In addition, during the year ended December 31, 2022, none of our executive officers served as a member of the Board of Directors or Compensation Committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit to the Board of Directors proposals to be presented at the 2024 Annual Meeting of Stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary and received at our principal executive offices at the address set forth above no later than December 13, 2023 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

Our Amended and Restated Bylaws, as amended to date, also provide for separate advance notice requirements to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting, or from December 13, 2023 to January 12, 2024; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice. See “Nominating and Corporate Governance Committee."

The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

In addition to satisfying all of the requirements under our Bylaws, any stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Bylaws.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the Securities and Exchange Commission reports of ownership of company securities and changes in reported ownership. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2022 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with, other than: (1) Ms. Molina’s receipt of 15,415 restricted stock units on October 3, 2022 was reported late; (2) Mr. Kokes’ disposition of 6,111 shares of common stock to satisfy tax withholding obligations on November 16, 2022 was reported late; and (3) each of Mr. Jones’s, Mr. Tanji’s, Mr. Escobar’s, Mr. Kokes’ and Ms. Molina’s initial statement of beneficial ownership on Form 3 was filed one day later than the required deadline.

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OTHER MATTERS

We are not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

Accompanying this proxy statement is our Annual Report on Form 10-K for the year ended December 31, 2022. Copies of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, are available free of charge on our website at www.adeia.com or you can request a copy free of charge by calling Investor Relations at 408-473-2500 or sending an e-mail request to ir@adeia.com. Please include your contact information with the request.

By Order of the Board of Directors ADEIA INC.

Sincerely, KEVIN TANJI Secretary San Jose, California

April 12, 2023

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ADEIA INC. 3025 ORCHARD PKWY SAN JOSE, CA 95134 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - To vote during the virtual Annual Stockholder Meeting, stockholders must register in advance at www.viewproxy.com/adea/2023 prior to the deadline of 11:59 p.m. Eastern Time on May 24, 2023. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V06390-P90823 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ADEIA INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors; Nominees: For Against Abstain 1a. Paul E. Davis The Board of Directors recommends you vote 1 Year 2 Year 3 Year Abstain 1 YEAR on the following proposal: 1b. V Sue Molina 1 YEAR on the following proposal: 3. Recommending a vote every 1 year on the frequency of future non-binding advisory votes on executive compensation; and 1c. Daniel Moloney 1d. Tonia O’Connor 1e. Raghavendra Rau The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. 2. To hold an advisory vote to approve the compensation of the Company’s named executive officers; NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. ADEIA INC. ANNUAL MEETING OF STOCKHOLDERS May 25, 2023 10:00 AM Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Paul E. Davis and Keith Jones, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADEIA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Pacific Time, on Thursday, May 25, 2023, virtually at www.viewproxy.com/adea/2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V06391-P90823

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